UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399

                 ----------------------------------------------

                             Henderson Global Funds

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611

 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                     Copy to:

            BRIAN C. BOOKER                             CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1950         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
        CHICAGO, ILLINOIS 60611                     222 NORTH LASALLE STREET
                                                    CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2005

ITEM 1:  REPORT TO SHAREHOLDERS


LOGO: HENDERSON GLOBAL INVESTORS

HENDERSON GLOBAL FUNDS

[Photo of tower clock, maps and oriental temple]

EUROPEAN FOCUS FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
INCOME ADVANTAGE FUND
U.S. CORE GROWTH FUND

                                                              SEMI-ANNUAL REPORT
                                                                JANUARY 31, 2005

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ......................................................  1

EUROPEAN FOCUS FUND
Commentary ..................................................................  2
Performance Summary .........................................................  3

GLOBAL TECHNOLOGY FUND
Commentary ..................................................................  4
Performance Summary .........................................................  5

INTERNATIONAL OPPORTUNITIES FUND
Commentary ..................................................................  6
Performance Summary .........................................................  7

INCOME ADVANTAGE FUND
Commentary ..................................................................  8
Performance Summary .........................................................  9

U.S. CORE GROWTH FUND
Commentary .................................................................. 10
Performance Summary ......................................................... 11

PORTFOLIOS OF INVESTMENTS ................................................... 12

STATEMENT OF ASSETS AND LIABILITIES ......................................... 24

STATEMENT OF OPERATIONS ..................................................... 26

STATEMENTS OF CHANGES IN NET ASSETS ......................................... 27

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................. 32

FINANCIAL HIGHLIGHTS ........................................................ 38

NOTES TO FINANCIAL STATEMENTS ............................................... 44

UNAUDITED INFORMATION ....................................................... 49

TRUSTEES AND OFFICERS ....................................................... 51

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,

We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2005.

Some dominant themes in 2004 were the steady decline of the US dollar, the surge in oil prices and the strength of the Chinese economy. After trading in narrow ranges throughout the year, equity markets broke out on the upside after the US presidential election, and worries over slower economic growth seem to have been put on the back burner. Asian equity markets in particular fared well over the six month period, thanks to positive economic news from the US and continued strong inflows into the region. However, Japanese equities have been held back by disappointing economic releases and the appreciation of the yen, which is hitting exports hard. Equity markets in the UK and Europe, where the economic cycle lags the US, continued to move ahead, albeit slowly.

Barring unforeseen events, we expect equity markets to trade in gradually rising narrow ranges in 2005. We believe economic news will start to improve in the first half of the year, bolstering earnings projections and allowing risk appetites to rise. In Japan, we think markets have become overly gloomy about the economic outlook, leaving potential for upside surprises. In Europe, valuations are attractive and earnings could be more positive than expected, particularly if companies accelerate the pace of restructuring and cost-cutting. We also expect bond yields to rise in 2005, reflecting higher US interest rates and the risk that inflation may be higher than anticipated. Overall, we believe that our methodology of bottom-up stock picking will allow us to identify investment opportunities that are created by these changing markets and economies, and we continue to hold a positive long-term outlook for global financial markets.

Thank you for investing in the Henderson Global Funds. We appreciate your choice to include Henderson in your portfolio and we look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

EUROPEAN FOCUS FUND

European equity markets fell back during the early summer months amid growing fears about the health of the US and the global economy. Investors' enthusiasm was curbed by concerns over the durability of the economic recovery, the likelihood of further US interest rate rises and the stubbornly high oil price, although corporate news continued to be good. European equities proved to be resilient in the second half of the year and the start of 2005 and the market performed broadly in line with the US. The year end rally was given an extra boost by some stronger than expected economic numbers from the US which encouraged investors to view the outlook for 2005 more optimistically. Over the period the fund returned 28.06% (A-shares at NAV) against the MSCI Europe Index return of 18.47%.

In general the portfolio has remained relatively static. Over the course of the summer the portfolio consisted of a higher degree of cash (high single digits). At the beginning of the third calendar quarter, a number of stocks in the portfolio gave back some ground from the gains made in the first quarter of 2004. There were no major losses in any particular stock. The key overweight remained in the Industrial sector and main underweight was in Financials. During the second half of the year we trimmed back or sold a number of stocks where we were concerned about the impact of currency moves on profitability. Overall, the performance of the portfolio was positively impacted by the weakening of the US dollar against most foreign currencies, including the euro. We have continued with the gradual decrease of the small cap position of the portfolio in favor of mid and large caps; driven by the fact that we believe the valuation difference that was previously present in the small cap space versus mid/large cap names has eroded. Indeed at the end of the year over half of the portfolio was exposed to mid caps.

There has been a shift of emphasis within the market away from value stocks in favor of quality growth issues, many of which have underperformed recently. While there remain a number of questions regarding the outlook, we continue to search for good quality companies at attractive valuations. During the period, corporate and governmental entities began selling their positions in various companies. We expect this trend to continue and we believe that it may offer us occasional buying opportunities.

----------------------------------------------
  EUROPEAN FOCUS FUND
  TOP 10 EQUITY HOLDINGS
                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
----------------------------------------------
  REGAL PETROLEUM                   5.6%
  PFLEIDERER                        3.3
  NDS                               2.6
  SANOFI-SYNTHELABO                 2.5
  PUNCH TAVERNS                     2.5
  COCA COLA HELLENIC
      BOTTLING                      2.3
  CREDIT SUISSE                     2.2
  ILIAD                             2.1
  HALFORDS                          2.1
  ADMIRAL                           2.1
----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
U.K.                                   41.9%
France                                 11.7
Germany                                10.8
Austria                                 5.8
Spain                                   5.6
Italy                                   3.8
Other                                  20.4

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Financials                             19.9%
Industrials                            18.9
Consumer Discretionary                 11.9
Energy                                 11.5
Consumer Staples                       10.8
Telecomm Service                        9.5
Other                                  17.5

Line Chart:
INVESTMENT COMPARISON
Value of $10,000
               European Focus Fund      European Focus Fund                 MSCI
                     Class A w/out               Class A w/         Europe Index
                      sales charge             sales charge                Index
8/31/01                      10000                     9425                10000
9/30/01                       9910                     9340                 9002
10/31/01                     10960                    10330                 9288
11/30/01                     12120                    11423                 9661
12/31/01                     12250                    11546                 9908
1/31/02                      12110                    11414                 9391
2/28/02                      12450                    11734                 9390
3/31/02                      12980                    12234                 9902
4/30/02                      13080                    12328                 9834
5/31/02                      13280                    12516                 9816
6/30/02                      12850                    12111                 9479
7/31/02                      11610                    10942                 8426
8/31/02                      11890                    11206                 8426
9/30/02                      10610                    10000                 7318
10/31/02                     11580                    10914                 8026
11/30/02                     12520                    11800                 8420
12/31/02                     12524                    11804                 8115
1/31/03                      12353                    11643                 7732
2/28/03                      11891                    11207                 7480
3/31/03                      11700                    11027                 7372
4/30/03                      13469                    12694                 8379
5/31/03                      14665                    13822                 8932
6/30/03                      15007                    14144                 9024
7/31/03                      15549                    14655                 9209
8/31/03                      16142                    15214                 9193
9/30/03                      16786                    15820                 9381
10/31/03                     17821                    16796                10009
11/30/03                     18650                    17577                10436
12/31/03                     20277                    19111                11292
1/31/04                      21819                    20565                11426
2/29/04                      23267                    21929                11762
3/31/04                      22696                    21391                11398
4/30/04                      22686                    21381                11317
5/31/04                      22485                    21192                11495
6/30/04                      23299                    21960                11676
7/31/04                      22062                    20797                11356
8/31/04                      21904                    20647                11365
9/30/04                      23193                    21863                11822
10/31/04                     24165                    22777                12251
11/30/04                     26072                    24574                13153
12/31/04                     27901                    26298                13711
1/31/05                      28256                    26634                13458


TOTAL RETURNS AS OF JANUARY 31, 2005
                                                                                                               SINCE
                                      NASDAQ                                                                 INCEPTION
AT NAV                                SYMBOL          CLASS     SIX MONTHS      ONE YEAR     THREE YEARS*   (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEAX          Class A         28.06%         29.48%         32.63%        35.47%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEBX          Class B         27.59          28.53          31.68         34.50
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFECX          Class C         27.59          28.59          31.68         34.49
------------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                         Class A         20.71%         22.04%         30.03%        33.15%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                         Class B         22.59          24.53          31.10         34.07
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                         Class C         26.59          28.59          31.68         34.49
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                     18.47%         17.76%         12.73%         9.07%
------------------------------------------------------------------------------------------------------------------------

* Annualized.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of January 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL TECHNOLOGY FUND

Over the reporting period, technology stocks produced a positive return although well below that of global equities generally. Technology stocks were particularly weak during the summer months catalyzed by generally poor second quarter results from software companies and the development of excess inventory and productive capacity in the Semiconductor sector. However, by mid-September, investors began to anticipate strong seasonal demand causing technology stocks to perform well through year-end before falling in January. Over the period the Fund returned 13.49% (A-shares at NAV) versus the MSCI World Info Tech Index's return of 5.58% and the S&P 500 Index's return of 8.16%.

For much of the reporting period we maintained an underweight position in the Semiconductor sector on concerns over excess inventory, however, recently we have increased exposure as we believe the inventory adjustment process is nearing completion. In the Telecommunications sector, we maintained an underweight position throughout the period as we believe that wireless equipment demand growth will continue to slow and networking infrastructure equipment demand will remain lackluster. The Semiconductor and Telecommunications Equipment sectors were the weak areas during the period, which meant that our underweight position benefited the Fund.

The Fund remained decisively overweight in the Internet and related services for much of the period, but given the exceptionally strong relative performance of the sector we began reducing exposure in late 2004.

We took advantage of the weakness in the Software sector over the summer months to create a substantially overweight position entering the fourth quarter of the calendar year. Stock selection here was particularly important for performance. Rising US corporate confidence created a strong boost to demand which was ultimately stronger than the seasonal norms. Within the Hardware sector we maintained a neutral weight but strong stock selection in the Storage and Imaging sub-sectors added significantly to performance.

Our positioning in the Services sector was initially modest. Over the course of the reporting period, we increased our exposure to Indian IT services stocks. We are very enthusiastic about the long term trends towards off-shoring IT services and software development to India.

We expect 2005 to be characterized by moderating economic growth, yet we do expect corporate IT budgets to continue to grow. Consumer spending on electronic goods is skewed seasonally towards later in the calendar year. There is sufficient uncertainty with regard to the IT demand environment that we are focusing on companies with stable profit models rather than moving the portfolio structure too far towards a heavily cyclical positioning.

----------------------------------------------
  GLOBAL TECHNOLOGY FUND
  TOP 10 EQUITY HOLDINGS
                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
----------------------------------------------
  MICROSOFT                         3.7%
  XYRATEX                           3.5
  DELL                              3.2
  ORACLE                            3.1
  CHECKFREE                         2.9
  XEROX                             2.9
  NOKIA OYJ                         2.8
  INTEL                             2.8
  TIBCO SOFTWARE                    2.6
  AUTOMATIC DATA
      PROCESSING                    2.5
----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
U.S.A.                                78.7%
Germany                                5.0
Japan                                  3.0
Finland                                3.0
U.K.                                   1.9
Netherlands                            1.7
Other                                  6.7

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
Software                              29.6%
Semiconduct & Semi Equipment          15.3
Computers & Peripherals               13.7
Communications Equipment              10.3
IT Services                            9.7
Internet Software & Services           7.8
Other                                 13.6

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

           GLOBAL TECHNOLOGY FUND          GLOBAL TECHNOLOGY FUND                   MSCI WORLD IT                         S&P 500
       CLASS A W/OUT SALES CHARGE          CLASS A W/SALES CHARGE                           INDEX                           INDEX
8/31/01                     10000                            9425                           10000                           10000
9/30/01                      7850                            7399                            8282                            9192
10/31/01                     8980                            8464                            9609                            9368
11/30/01                    10690                           10075                           11176                           10086
12/31/01                    11040                           10405                           10955                           10175
1/31/02                     10910                           10283                           10850                           10026
2/28/02                      9660                            9105                            9659                            9833
3/31/02                     10480                            9877                           10274                           10202
4/30/02                      9480                            8935                            9046                            9584
5/31/02                      8940                            8426                            8686                            9513
6/30/02                      8140                            7672                            7664                            8836
7/31/02                      7360                            6937                            6912                            8148
8/31/02                      6930                            6532                            6828                            8201
9/30/02                      5920                            5580                            5632                            7309
10/31/02                     6900                            6503                            6756                            7952
11/30/02                     7890                            7436                            7863                            8421
12/31/02                     6918                            6520                            6729                            7926
1/31/03                      6989                            6587                            6633                            7718
2/28/03                      6969                            6568                            6723                            7602
3/31/03                      6878                            6482                            6609                            7676
4/30/03                      7464                            7035                            7257                            8308
5/31/03                      8395                            7912                            7883                            8746
6/30/03                      8810                            8303                            7923                            8858
7/31/03                      9669                            9113                            8394                            9014
8/31/03                     10266                            9676                            8950                            9190
9/30/03                     10104                            9523                            8901                            9093
10/31/03                    10873                           10248                            9692                            9607
11/30/03                    11055                           10419                            9770                            9692
12/31/03                    11237                           10591                            9992                           10200
1/31/04                     11894                           11211                           10509                           10387
2/29/04                     12077                           11382                           10263                           10532
3/31/04                     11925                           11239                           10084                           10373
4/30/04                     11278                           10629                            9478                           10210
5/31/04                     11632                           10958                            9778                           10350
6/30/04                     12036                           11346                           10080                           10551
7/31/04                     10661                           10048                            9200                           10202
8/31/04                     10135                            9552                            8791                           10242
9/30/04                     10782                           10163                            9042                           10353
10/31/04                    11540                           10878                            9493                           10511
11/30/04                    12376                           11665                            9962                           10938
12/31/04                    12792                           12058                           10255                           11310
1/31/05                     12099                           11404                            9714                           11034

TOTAL RETURNS AS OF JANUARY 31, 2005
                                                                                                               SINCE
                                      NASDAQ                                                                 INCEPTION
AT NAV                                SYMBOL          CLASS     SIX MONTHS      ONE YEAR     THREE YEARS*   (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGAX          Class A         13.49%          1.72%          3.51%         5.73%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGBX          Class B         13.14           0.96           2.89          5.09
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGCX          Class C         13.07           0.96           2.80          5.01
------------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                      Class A          7.00%         -4.15%          1.47%         3.91%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                      Class B          8.14          -3.04           1.93          4.30
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                      Class C         12.07           0.96           2.80          5.01
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                    5.58%         -7.57%         -3.62%        -0.84%
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                          8.16           6.23           3.24          2.92
------------------------------------------------------------------------------------------------------------------------

* Annualized.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA, LIMITED INDUSTRY SECTORS OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund managers as of January 31, 2005, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

A period of uncertainty for global equity markets was followed by a modest rally towards the end of the summer as investors' nerves were assuaged by oil price declines. The end of the year proved to be very strong for global stock markets, with around 75% of the year's gains being made over the final calendar quarter. The decline of the US dollar was a dominant theme through the latter part of the year and during December it fell by 10% to record lows against the euro. The performance of the portfolio was positively impacted by the weakening of the USdollar. Over the period the Fund returned 16.69% (A-shares at NAV) versus the MSCI EAFE Index's return of 16.77%.

European markets edged higher over the summer, but were still trading within the range they held throughout the year. The European market performed broadly in line with the US as investors began to focus on better corporate news and managed to shrug off concerns about the European economic outlook. The year-end rally was given an extra boost by some stronger than expected economic numbers from the US which encouraged investors to view the outlook for 2005 more optimistically.

After a series of interest rate increases UK consumers began to curb spending, and we saw an unexpected drop in retail sales in September. UK equity markets followed global markets higher in the fourth quarter, with the FTSE 100 rallying towards the end of the year to climb above the 4,800 barrier. The Bank of England's decision to hold its series of rate rises at 4.75% and the sinking price of oil boosted the markets and the FTSE 100 edged over the 5000 mark early in 2005.

The slight overweight position we held in Japan in the early part of 2004 was reduced over the summer months. After a brief surge, Japanese equities were held back on a relative basis during the second half of the year as concerns resurfaced over the sustainability of domestic economic growth. However, the year end brought a more optimistic mood, even though yen strength was still a concern of some of the major exporters.

Asian equity markets were very strong with profits growth proving attractive and a generally supportive policy. There were encouraging signs of stronger growth in Hong Kong, which appears to have finally emerged from a lengthy period of deflation. After being overweight for some time, we moved the Pacific weighting down closer to the average, while not taking a particularly bearish view. Markets managed to overcome concerns over dollar weakness in the run-up to the end of the year and Hong Kong, Indonesia and Korea all performed strongly. The Indian Ocean tsunami has had little impact, if any, on the region's markets.

After outperforming the broader market in August and the months following, Technology gave back some ground towards the end of the year. Technology stocks have been vulnerable with investors scaling back their positions in economically sensitive companies, and for the short term there is unlikely to be a sustained resurgence in the performance of more growth-oriented areas. However, we expect 2005 to be characterized by a gradual increase in corporate IT spending.

After a very strong fourth quarter, we still expect markets to rise over the year - but there may be some profit taking along the way. Corporate profits should be positive and we expect valuations, which are broadly neutral relative to history, to remain about the same.

----------------------------------------------
  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 EQUITY HOLDINGS
                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
----------------------------------------------
  REGAL PETROLEUM                   3.1%
  SANOFI-SYNTHELABO                 3.1
  MOBILCOM                          2.8
  COCA-COLA HELLENIC
      BOTTLING                      2.6
  FRANCE TELECOM                    2.4
  BRITISH AMERICAN TOBACCO          2.4
  ROYAL BANK OF SCOTLAND            2.4
  DEUTSCHE POST                     2.4
  CREDIT SUISSE                     2.4
  ALTANA                            2.3
----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
JAPAN                                 21.7%
U.K.                                  20.5
FRANCE                                 9.9
GERMANY                                8.0
SWITZERLAND                            7.3
U.S.A.                                 5.0
OTHER                                 27.6

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
INDUSTRIALS                           28.0%
FINANCIALS                            15.0
CONSUMER DISCRETIONARY                13.0
INFORMATION TECHNOLOGY                12.8
TELECOMM SERVICE                       9.5
CONSUMER STAPLES                       7.5
OTHER                                 14.2

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

            INT'L OPPORTUNITIES FUND   INT'L OPPORTUNITIES FUND             MSCI
                       CLASS A W/OUT            CLASS A W/SALES             EAFE
                        SALES CHARGE                     CHARGE            INDEX
8/31/01                        10000                       9425            10000
9/30/01                         9080                       8558             8989
10/31/01                        9930                       9359             9219
11/30/01                       11430                      10773             9560
12/31/01                       11640                      10971             9617
1/31/02                        11610                      10942             9106
2/28/02                        11290                      10641             9171
3/31/02                        11840                      11159             9716
4/30/02                        11950                      11263             9741
5/31/02                        11940                      11253             9874
6/30/02                        11540                      10876             9484
7/31/02                        10510                       9906             8549
8/31/02                        10410                       9811             8531
9/30/02                         9280                       8746             7617
10/31/02                       10060                       9482             8027
11/30/02                       10710                      10094             8393
12/31/02                       10328                       9735             8111
1/31/03                        10167                       9583             7773
2/28/03                         9553                       9004             7595
3/31/03                         9453                       8909             7451
4/30/03                        10500                       9896             8191
5/31/03                        11164                      10522             8694
6/30/03                        11647                      10977             8909
7/31/03                        12070                      11376             9126
8/31/03                        12906                      12163             9348
9/30/03                        13127                      12372             9638
10/31/03                       13973                      13169            10239
11/30/03                       13973                      13169            10469
12/31/03                       14890                      14034            11287
1/31/04                        15501                      14610            11448
2/28/04                        15878                      14965            11714
3/31/04                        16378                      15436            11785
4/30/04                        15889                      14975            11528
5/31/04                        15613                      14712            11564
6/30/04                        15950                      15029            11836
7/31/04                        15226                      14353            11455
8/31/04                        15196                      14324            11509
9/30/04                        15552                      14660            11811
10/31/04                       16165                      15237            12215
11/30/04                       17129                      16143            13053
12/31/04                       17905                      16875            13626
1/31/05                        17770                      16748            13378


TOTAL RETURNS AS OF JANUARY 31, 2005
                                                                                                               SINCE
                                      NASDAQ                                                                 INCEPTION
AT NAV                                SYMBOL          CLASS     SIX MONTHS      ONE YEAR     THREE YEARS*   (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOAX          Class A         16.69%         14.62%         15.24%        18.30%
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOBX          Class B         16.21          13.81          14.45         17.47
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOCX          Class C         16.30          13.74          14.43         17.45
------------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                    Class A          9.99%          8.01%         12.98%        16.27%
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                    Class B         11.21           9.81          13.68         16.87
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                    Class C         15.30          13.74          14.43         17.45
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                       16.77%         16.83%         13.67%         8.88%
------------------------------------------------------------------------------------------------------------------------

* Annualized.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of January 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INCOME ADVANTAGE FUND

At the end of 2004, US high yield bond spreads tightened to their lowest level since before the 1998 Russian debt crisis, as robust economic growth, declining default rates and strong demand for higher-yielding assets underpinned the market's strength. Over the period, the Income Advantage Fund returned 7.87% (A-shares at NAV) versus the CSFB High Yield Index's return of 7.85%.

The Fund's performance benefited from its exposure to lower-rated, high yield securities and emerging market debt. We took advantage of a record new issuance calendar in 2004 to increase the number of holdings in the portfolio. Early in the period, we increased our exposure to `CCC'-rated* bonds by participating in several new issues. At the beginning of the fourth quarter, we focused particularly on `CCC'-rated credits, which we believed offered the best value; subsequently, however, we booked profits in credits that had already performed well and refocused on `B' names. We expect to continue our focus on `B'-rated credits in 2005. Towards the end of the year, we purchased floating-rate bonds, and expect to purchase more of these bonds in the coming months in anticipation of further interest-rate rises.

Over the period, we increased our weighting in emerging-market debt from 5% to 7%, purchasing Petrobas (Brazil's state-controlled oil company) and new sovereign issues in the Philippines and Turkey. We also purchased repackaged bilateral Russian debt (known as Aries) to gain more exposure to oil-producing countries.

In 2005, the risk remains one of interest rate risk versus credit risk, and we expect credit risk to remain low while rates are widely expected to rise. However, we believe that high yield will be positioned to perform well relative to other asset classes in this rising interest rate environment due to the higher coupons and shorter maturities of high yield securities. Although valuations are stretched, we remain positive on the high yield market on the basis of strong economic growth, a high upgrade/downgrade ratio (the year's upgrade-to-downgrade ratio** was 0.85:1, the highest annual ratio since 1997), and low default rates.


* The credit ratings mentioned above are published rankings based on detailed financial analyses by a credit bureau, specifically as it relates to the bond issuer's ability to meet debt obligations. The highest rating is AAA, and the lowest is D. Securities with credit ratings of BBB and above are considered investment grade.

** The ratio of the positive to negative changes in ratings for securities by a credit bureau.

----------------------------------------------
  INCOME ADVANTAGE FUND
  TOP 10 LONG TERM HOLDINGS
                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
----------------------------------------------
  TRAINS HY VOL-2004-1              4.9%
  CHARTER COMMUNICATIONS            3.3
  ROGERS WIRELESS                   3.0
  UNIVERSAL CITY
      DEVELOPMENT                   2.4
  FEDERAL REPUBLIC OF BRAZIL        2.0
  BE AEROSPACE                      1.8
  SAMSONITE                         1.7
  PANAMSAT                          1.7
  MCI 1.6
  BLOCKBUSTER                       1.6
----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INCOME ADVANTAGE FUND

Pie Charts:
PORTFOLIO COMPOSITION BY CREDIT QUALITY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
B                                      63.5%
BB                                     19.5
CCC                                    17.0

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
MEDIA                                  9.9%
TELECOM                                9.1
EMERGING MARKETS                       9.0
HEALTH SERVICES                        7.9
LEISURE                                6.7
GAMING                                 6.4
OTHER                                 51.0


Line Chart:
INVESTMENT COMPARISON
Value of $10,000
              Income Advantage Fund      Income Advantage Fund              CSFB
                     Class A w/out             Class A w/sales        High Yield
                       sales charge                     charge             Index
9/30/03                       10000                      10000              9525
10/31/03                      10220                      10204              9735
11/30/03                      10570                      10344             10068
12/31/03                      11023                      10583             10499
1/31/04                       11164                      10788             10634
2/29/04                       11154                      10793             10624
3/31/04                       11236                      10866             10702
4/30/04                       11143                      10851             10614
5/31/04                       10957                      10679             10435
6/30/04                       11072                      10845             10544
7/31/04                       11281                      10983             10743
8/31/04                       11496                      11162             10948
9/30/04                       11660                      11332             11105
10/31/04                      11890                      11527             11323
11/30/04                      12034                      11673             11461
12/31/04                      12197                      11849             11616
1/31/05                       12170                      11846             11590


TOTAL RETURNS AS OF JANUARY 31, 2005
                                           NASDAQ                                                     SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS        SIX MONTHS     ONE YEAR         (9/30/03)*
---------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund             HFAAX          Class A           7.87%          8.99%            15.79%
---------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund             HFABX          Class B           7.38           8.20             14.85
---------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund             HFACX          Class C           7.47           8.19             14.99
---------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
---------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                            Class A           2.70%          3.80%            11.64%
---------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                            Class B           2.38           4.20             11.98
---------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                            Class C           6.47           8.19             14.99
---------------------------------------------------------------------------------------------------------------------
INDEX
---------------------------------------------------------------------------------------------------------------------
CSFB High Yield Index                                                        7.85%          9.81%            13.55%
---------------------------------------------------------------------------------------------------------------------

* Annualized.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The CSFB High Yield Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market. Issues must be below investment grade straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind bonds. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN HIGH YIELD SECURITIES. HIGH YIELD, LOWER RATED BONDS INVOLVE A GREATER DEGREE OF RISK THAN INVESTMENT GRADE BONDS IN RETURN FOR HIGHER YIELD POTENTIAL. AS SUCH, SECURITIES RATED BELOW INVESTMENT GRADE GENERALLY ENTAIL GREATER CREDIT, MARKET, ISSUER AND LIQUIDITY RISK THAN INVESTMENT GRADE SECURITIES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of January 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

U.S. CORE GROWTH FUND

A hallmark of our investment strategy is the emphasis we place on company-specific fundamentals. This proved effective in 2004 as we were not swayed by the overly optimistic forecasts that kicked off the year or by the pessimistic commentary that prevailed over the summer. We instead factored the potential impact of various economic environments into our individual stock picks, and remained committed to our grass roots research. Over the period the Fund returned 7.53% (A-shares at NAV) versus the S&P 500 Index's return of 8.16%.

All economic sectors were profitable within the portfolio toward the end of the year. Consumer Discretionary, Technology, and Financials were the most significant profit contributors, while Consumer Staples and Energy hindered returns. We continue to find opportunity in diverse areas of the economy, and the portfolio remains broadly invested. Sector exposures within the Fund have remained fairly constant for some time now.

We established new positions in a handful of companies, including Juniper Networks, Amgen, Commerce Bancorp, Monsanto, 3M, Apollo Group, and Symantec/Veritas. To make room for new names we took profits by selling Analog Devices, Advanced Micro Devices, GE, Electronic Arts and Moody's, and cut our losses in May Department Stores. This activity was not atypical - we constantly comb our universe for better opportunities in order to maximize our potential return while at the same time mitigating the risk of overstaying our current positions. This process is as much about exclusion as inclusion as we weed out unattractive or overly risky opportunities. We avoided the problems at Merck and Pfizer because we believed there was too little upside to justify the uncertainty associated with their future earnings. Similarly, none of the insurers we researched represented attractive upside to us, and so we sidestepped the Marsh & McLennan/AIG fiasco.

2004 illustrated the importance of patience.
In prior commentary, we have highlighted how macroeconomic concerns were a significant distraction to many investors. As a result, market sentiment bounced around and it seemed at the beginning of the fourth quarter that the year could be a wash. After the presidential election however, investors began to focus on companies' outlooks and the market posted the entire year's gain in a relatively short time span. Our portfolio was well positioned to benefit from this shift, and we remain confident about the Fund's prospects as we go forward into 2005.

----------------------------------------------
  U.S. CORE GROWTH FUND
  TOP 10 EQUITY HOLDINGS
                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
----------------------------------------------
  TYCO INTERNATIONAL                3.6%
  HALLIBURTON                       3.2
  CAPITAL ONE                       3.1
  COMCAST                           2.9
  CAREMARK RX                       2.7
  ST. JUDE MEDICAL                  2.7
  MONSANTO                          2.7
  CENDANT                           2.7
  MOTOROLA                          2.6
  TEVA PHARMACEUTICAL
      INDUSTRIES                    2.6
----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

U.S. CORE GROWTH FUND

Pie Chart:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
INFORMATION TECHNOLOGY               24.7%
FINANCIALS                           17.7
HEALTH CARE                          16.9
CONSUMER DISCRETIONARY               16.3
INDUSTRIALS                          12.5
ENERGY                                7.5
OTHER                                 4.4


Line Chart:
INVESTMENT COMPARISON
Value of $10,000
                U.S. Core Growth Fund       U.S. Core Growth Fund            S&P
                        Class A w/out              Class A w/sales           500
                         sales charge                      charge          Index
4/30/04                         10000                       10000           9425
5/31/04                         10137                       10160           9576
6/30/04                         10334                       10380           9783
7/31/04                          9992                        9690           9133
8/31/04                         10032                        9420           8878
9/30/04                         10140                        9710           9152
10/31/04                        10296                        9930           9359
11/30/04                        10713                       10420           9821
12/31/04                        11078                       10902          10275
1/31/05                         10808                       10420           9821

TOTAL RETURNS AS OF JANUARY 31, 2005
                                                                                                          SINCE
NASDAQ                                                                                                  INCEPTION
AT NAV                                     SYMBOL           CLASS              SIX MONTHS               (4/30/04)
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund             HFUAX          Class A                  7.53%                     4.20%
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund             HFUBX          Class B                  7.17                      3.64
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund             HFUCX          Class C                  7.17                      3.64
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                            Class A                  1.36%                    -1.79%
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                            Class B                  2.17                     -1.36
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                            Class C                  6.17                      2.64
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                       8.16%                     8.08%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The views in this report were those of the Fund manager as of January 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2005

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
COMMON STOCKS - 93.29%

             AUSTRALIA - 0.80%

  6,403,509  Centamin Egypt Ltd. * ............................      $ 1,628,581
                                                                     -----------

             AUSTRIA - 5.38%
     23,000  Andritz AG .......................................        1,808,681
      9,425  OMV AG ...........................................        2,938,831
    135,000  Telekom Austria AG ...............................        2,537,309
     80,000  Wienerberger AG ..................................        3,696,327
                                                                     -----------
                                                                      10,981,148
                                                                     -----------
             BELGIUM - 0.46%
     19,532  Omega Pharma S.A. ................................          934,070
                                                                     -----------
             CZECH REPUBLIC - 2.62%
    200,000  Cesky Telecom A.S. ...............................        3,629,418
     50,000  Zentiva NV * .....................................        1,714,856
                                                                     -----------
                                                                       5,344,274
                                                                     -----------
             FINLAND - 1.44%
     38,091  Elcoteq Network Corp. ............................          811,371
    100,000  UPM-Kymmene Oyj ..................................        2,119,645
                                                                     -----------
                                                                       2,931,016
                                                                     -----------
             FRANCE - 10.94%
     62,571  Bouygues S.A. ....................................        2,454,114
     30,000  Compagnie de Saint-Gobain ........................        1,854,820
    129,700  France Telecom S.A. ..............................        4,074,677
    115,000  Iliad S.A. .......................................        4,382,862
     22,000  Renault S.A. .....................................        1,800,393
     67,874  Sanofi-Synthelabo S.A. ...........................        5,071,729
     16,000  Technip S.A. .....................................        2,683,492
                                                                     -----------
                                                                      22,322,087
                                                                     -----------
             GERMANY - 10.09%
    155,605  Deutsche Post AG .................................        3,629,320
     50,400  Hannover
             Rueckversicherung AG .............................        1,942,545
     46,800  Hypo Real Estate Holding AG * ....................        1,856,323
    125,000  IVG Immobilen AG .................................        2,184,579
    200,000  MobilCom AG ......................................        4,249,732
    519,000  Pfleiderer AG * ..................................        6,733,345
                                                                     -----------
                                                                      20,595,844
                                                                     -----------
             GREECE - 3.46%
    195,000  Coca Cola Hellenic
             Bottling Co., S.A. ...............................        4,627,065
     72,200  National Bank Of Greece S.A. .....................        2,440,698
                                                                     -----------
                                                                       7,067,763
                                                                     -----------
             HUNGARY - 1.06%
      8,046  Mol Magyar Olaj-es
             Gazipari Rt. .....................................          537,925
     50,000  OTP Bank Rt. .....................................        1,619,589
                                                                     -----------
                                                                       2,157,514
                                                                     -----------
             ITALY - 3.59%
    600,000  Azimut Holding SpA * .............................        3,367,417
    250,000  Enel SpA .........................................        2,352,623
    215,000  Geox SpA * .......................................        1,599,523
                                                                     -----------
                                                                       7,319,563
                                                                     -----------


                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
             NETHERLANDS - 2.36%
     76,275  Aalberts Industries N.V. .........................      $ 3,474,440
    130,000  Buhrmann N.V. ....................................        1,340,440
                                                                     -----------
                                                                       4,814,880
                                                                     -----------
             NORWAY - 1.12%
     30,000  Norsk Hydro ASA ..................................        2,282,311
                                                                     -----------
             SPAIN - 5.24%
    125,000  ACS Actividades de
             Construccion y Servicios, S.A. ...................        3,137,375
     50,000  Altadis S.A. .....................................        2,184,905
    280,000  Cintra Concesiones de
             Infraestructuras de
             Transporte S.A. * ................................        3,325,650
     80,000  Repsol YPF, S.A. .................................        2,046,554
                                                                     -----------
                                                                      10,694,484
                                                                     -----------
             SWEDEN - 1.84%
     90,000  Oriflame Cosmetics S.A., SDR * ...................        2,160,005
     40,000  Scania AB ........................................        1,590,452
                                                                     -----------
                                                                       3,750,457
                                                                     -----------
             SWITZERLAND - 3.18%
    110,000  Credit Suisse Group * ............................        4,434,662
     10,000  Kuehne & Nagel
             International AG .................................        2,047,350
                                                                     -----------
                                                                       6,482,012
                                                                     -----------
             UNITED KINGDOM - 39.07%
    650,000  Admiral Group plc * ..............................        4,282,809
    155,000  British American Tobacco plc .....................        2,686,440
    250,000  Center Parcs (UK) Group plc ......................          383,844
    800,000  Egg plc * ........................................        1,571,172
    500,000  Eircom Group plc .................................        1,220,362
    150,000  Enterprise Inns plc ..............................        2,106,670
  1,424,000  Evolution Group plc ..............................        4,252,036
    724,731  Halfords Group plc ...............................        4,297,345
     65,000  Imperial Tobacco Group plc .......................        1,704,552
    250,000  Interserve plc ...................................        1,655,476
     40,418  Investec plc .....................................        1,187,838
    310,000  Isoft Group ......................................        2,152,072
    164,000  Kensington Group plc .............................        1,516,991
    100,000  Man Group plc ....................................        2,562,103
  1,000,000  MFI Furniture Group plc ..........................        2,519,715
    338,983  Millfield Group * ................................          223,513
    150,000  NDS Group plc, ADR * .............................        5,320,500
    340,000  Omega International
             Group plc * ......................................        1,047,259
    118,090  Persimmon plc ....................................        1,599,557
    725,000  Photo-Me International plc .......................        1,372,656
    643,131  Premier Foods plc * ..............................        3,440,927
    400,000  Punch Taverns plc ................................        5,045,082
  1,486,850  Regal Petroleum plc * ............................       11,372,366
    225,000  Rexam plc ........................................        1,927,582
     94,900  Royal Bank of Scotland
             Group plc ........................................        3,148,351
    306,000  Shire Pharmaceutical
             Group plc ........................................        3,571,251
    130,000  Smith & Nephew plc ...............................        1,271,067


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

EUROPEAN FOCUS FUND
 JANUARY 31, 2005 (CONTINUED)

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
             UNITED KINGDOM - (CONTINUED)
    263,000  Taylor Woodrow plc ...............................      $ 1,419,508
    650,000  Tesco plc ........................................        3,774,627
     29,600  Travis Perkins plc ...............................        1,076,234
                                                                     -----------
                                                                      79,709,905
                                                                     -----------
             UNITED STATES - 0.64%
    375,000  Alea Group Holdings ..............................        1,306,955
                                                                     -----------
             TOTAL COMMON STOCKS                                     190,322,864
                                                                     -----------
             (Cost $138,719,783)

     PAR
   AMOUNT
   ------
SHORT TERM INVESTMENT - 7.12%
             REPURCHASE AGREEMENT - 7.12%
$14,524,000  State Street Bank and Trust Co.,
             1.25%, dated 1/31/05 to be
             repurchased at the price of
             $14,524,504 on 2/1/05,
             collateralized by $14,850,000
             par U.S. Treasury Note, 1.25%,
             due 5/31/05. .....................................      14,524,000
                                                                   -------------
             TOTAL SHORT TERM INVESTMENT                             14,524,000
                                                                   -------------
             (Cost $14,524,000)
TOTAL INVESTMENTS - 100.41% ...................................     204,846,864
                                                                   -------------
             (Cost $153,243,783)
NET OTHER ASSETS AND
             LIABILITIES - (0.41)% ............................        (838,317)
                                                                   -------------
TOTAL NET ASSETS - 100.00% ....................................    $204,008,547
                                                                   =============


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
--------------------------------------------------------------------------------
    Oil & Gas Exploration & Production ................................    6.69%
    Building Material .................................................    6.02
    Integrated Telecommunication Services .............................    5.62
    Pharmaceuticals ...................................................    5.08
    Diversified Bank ..................................................    4.30
    Restaurants .......................................................    3.50
    Specialty Stores ..................................................    3.35
    Wireless Telecommunication Services ...............................    3.28
    Tobacco ...........................................................    3.23
    Asset Management & Custody Bank ...................................    2.91
    Integrated Oil & Gas ..............................................    2.70
    Application Software ..............................................    2.61
    Industrial Conglomerates ..........................................    2.49
    Construction & Engineering ........................................    2.35
    Soft Drinks .......................................................    2.27
    Diversified Capital Markets .......................................    2.18
    Internet Software & Services ......................................    2.15
    Property & Casualty Insurance .....................................    2.10
    Investment Banking & Brokerage ....................................    2.08
    Food Retail .......................................................    1.85
    Air Freight & Logistics ...........................................    1.78
    Packaged Foods & Meats ............................................    1.69
    Thrift & Mortgage Finance .........................................    1.65
    Highways & Railtracks .............................................    1.63
    Reinsurance .......................................................    1.59
    Homebuilding ......................................................    1.48
    Oil & Gas Equipment & Services ....................................    1.31
    Electric Utilities ................................................    1.15
    Health Care Supplies ..............................................    1.08
    Real Estate Management & Development ..............................    1.07
    Personal Products .................................................    1.06
    Health Care Services ..............................................    1.06
    Paper Products ....................................................    1.04
    Marine ............................................................    1.00
    Metal & Glass Containers ..........................................    0.94
    Industrial Machinery ..............................................    0.89
    Automobile Manufacturers ..........................................    0.88
    Gold ..............................................................    0.80
    Construction, Farm Machines & Trucks ..............................    0.78
    Other Diversified Financial Services ..............................    0.69
    Photographic Products .............................................    0.67
    Office Services & Supplies ........................................    0.66
    Home Improvement Retail ...........................................    0.53
    Housewares & Specialities .........................................    0.51
    Communications Equipment ..........................................    0.40
    Hotels, Resorts & Cruise ..........................................    0.19
                                                                         -------
    Common Stocks .....................................................   93.29
    Short Term Investment .............................................    7.12
                                                                         -------
    Total Investments .................................................  100.41
    Net Other Assets and Liabilities ..................................   (0.41)
                                                                         -------
                                                                         100.00%
                                                                         =======

          *  non-income producing security
        SDR  Swedish Depository Receipts
        ADR  American Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL TECHNOLOGY FUND
JANUARY 31, 2005

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
COMMON STOCKS - 95.63%
             CANADA - 1.54%
      1,500  Cognos, Inc. * ...................................       $   62,055
                                                                      ----------
             FINLAND - 2.84%
     7,450   Nokia Oyj ........................................          114,254
                                                                      ----------
             FRANCE - 1.29%
     3,600   Alcatel S.A. * ...................................           51,733
                                                                      ----------
             GERMANY - 4.79%
     8,600   ADVA AG Optical
             Networking * .....................................           55,787
     1,800   Freenet. de AG * .................................           43,346
       600   SAP AG ...........................................           93,418
                                                                      ----------
                                                                         192,551
                                                                      ----------
             INDIA - 1.20%
       400   Infosys Technologies Ltd., ADR ...................           26,416
       900   Satyam Computer
             Services, ADR ....................................           21,825
                                                                      ----------
                                                                          48,241
                                                                      ----------
             JAPAN - 2.89%
     1,095   Canon, Inc., ADR .................................           57,575
     1,100   Nitto Denko Corp. ................................           58,481
                                                                      ----------
                                                                         116,056
                                                                      ----------
             KOREA - 1.06%
       510   NHN Corp. ........................................           42,835
                                                                      ----------
             NETHERLANDS - 1.59%
     3,900   ASML Holding N.V. * ..............................           63,781
                                                                      ----------
             TAIWAN - 1.37%
      6,276  Taiwan Semiconductor
             Manufacturing Co., Ltd., ADR .....................           54,915
                                                                      ----------
             UNITED KINGDOM - 1.81%
     2,050   NDS Group plc, ADR * .............................           72,714
                                                                      ----------


                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
             UNITED STATES - 75.25%
     2,128   Accenture Ltd. * .................................         $ 55,434
    24,000   ADC Telecommunications, Inc. * ...................           61,680
     1,075   Adobe Systems, Inc. ..............................           61,168
     3,107   Altera Corp. * ...................................           59,654
     2,295   Amdocs Ltd. * ....................................           68,276
       870   Apple Computer, Inc. * ...........................           66,903
     1,560   Autodesk, Inc. ...................................           45,817
     2,350   Automatic Data Processing, Inc. ..................          102,178
     1,500   Benchmark Electronics, Inc. * ....................           47,955
     3,000   CheckFree Corp. * ................................          117,000
     3,394   Cisco Systems, Inc. * ............................           61,228
     2,250   Citrix Systems, Inc. * ...........................           48,263
       750   Cognizant Technology
             Solutions * ......................................           28,425
     3,100   Dell, Inc. * .....................................          129,456
     1,675   Digital River, Inc. * ............................           65,509
     3,900   EMC Corp. * ......................................           51,090
     2,930   Hewlett-Packard Co. ..............................           57,399
     5,040   Intel Corp. ......................................          113,148
       600   International Business
             Machines Corp. ...................................           56,052
     1,355   KLA-Tencor Corp. * ...............................           62,669
       605   Lexmark International, Inc. * ....................           50,427
     2,000   Macromedia, Inc. * ...............................           68,480
     1,800   Marvell Technology Group Ltd. * ..................           60,210
     1,400   Maxim Integrated Products, Inc. ..................           54,614
     1,575   Mercury Interactive Corp. * ......................           68,938
     2,400   Microchip Technology, Inc. .......................           62,520
       900   MICROS Systems, Inc. * ...........................           62,910
     5,585   Microsoft Corp. ..................................          146,774
     2,000   Monster Worldwide, Inc. * ........................           62,580
     1,750   Network Appliance, Inc. * ........................           55,720
     9,050   Oracle Corp. * ...................................          124,618
     4,750   PlanetOut, Inc. * ................................           48,065
     1,350   QUALCOMM, Inc. ...................................           50,274
     3,600   Quest Software, Inc. * ...........................           51,120
     2,750   Sapient Corp. * ..................................           21,670
     3,500   Seagate Technology * .............................           59,220
     2,480   Symantec Corp. * .................................           57,908
     2,500   Texas Instruments, Inc. ..........................           58,025
     9,550   TIBCO Software Inc. * ............................          104,954
     1,835   Verisign, Inc. * .................................           47,416
     1,150   Verizon Communications Inc. ......................           40,929
     7,350   Xerox Corp. * ....................................          116,718
     7,500   Xyratex Ltd. * ...................................          140,175
     1,470   Yahoo, Inc. * ....................................           51,759
                                                                      ----------
                                                                       3,025,328
                                                                      ----------

TOTAL INVESTMENTS - 95.63% ....................................        3,844,463
                                                                      ----------
             (Cost $3,323,890)

NET OTHER ASSETS AND
             LIABILITIES - 4.37% ..............................          175,629
                                                                      ----------

TOTAL NET ASSETS - 100.00% ....................................       $4,020,092
                                                                      ==========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL TECHNOLOGY FUND
JANUARY 31, 2005 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                         % OF NET
A PERCENTAGE OF NET ASSETS:                         ASSETS
----------------------------------------------------------
    Application Software ...................        18.58%
    Semiconductors .........................        11.52
    Communications Equipment ...............         9.82
    Systems Software .......................         9.71
    Computer Hardware ......................         7.70
    Internet Software & Services ...........         7.44
    Data Processing & Outsourcing Services .         5.45
    Computer Storage & Peripheral ..........         5.38
    Electronic Manufacturing Services ......         4.68
    Office Electronics .....................         4.33
    IT Consulting & Other Services .........         3.83
    Semiconductor Equipment ................         3.15
    Employment Services ....................         1.56
    Specialty Chemicals ....................         1.46
    Integrated Telecommunication Services ..         1.02
                                                   -------
    Total Investments.......................        95.63
    Net Other Assets and Liabilities .......         4.37
                                                   -------
                                                   100.00%
                                                   =======

          *  Non-income producing security
        ADR  American Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2005

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
COMMON STOCKS - 92.01%
             BELGIUM - 0.75%
     50,993  Omega Pharma S.A. ................................     $  2,438,614
                                                                    ------------
             DENMARK - 2.20%
    125,000  ISS A/S ..........................................        7,147,869
                                                                    ------------
             FINLAND - 0.58%
    123,000  Nokia Oyj ........................................        1,886,341
                                                                    ------------
             FRANCE - 9.08%
   250,000   France Telecom S.A. ..............................        7,854,042
    55,000   Renault S.A. .....................................        4,500,983
   132,866   Sanofi-Synthelabo S.A. ...........................        9,928,108
    50,300   Vinci S.A. .......................................        7,221,672
                                                                    ------------
                                                                      29,504,805
                                                                    ------------
             GERMANY - 7.41%
   125,000   Altana AG ........................................        7,330,330
   330,000   Deutsche Post AG .................................        7,696,896
   425,000   MobilCom AG ......................................        9,030,680
                                                                    ------------
                                                                      24,057,906
                                                                    ------------
             GREECE - 2.56%
   350,000   Coca-Cola Hellenic
             Bottling Co., S.A. ...............................        8,304,989
                                                                    ------------
             HONG KONG - 1.69%
   700,000   Swire Pacific Ltd. ...............................        5,496,830
                                                                    ------------
             ITALY - 3.10%
   300,000   Enel SpA .........................................        2,823,148
   320,000   Riunione Adriatica
             di Sicurta SpA ...................................        7,242,295
                                                                    ------------
                                                                      10,065,443
                                                                    ------------
             JAPAN - 19.97%
   935,000   Daiwa Securities Group, Inc. .....................        6,333,172
 1,550,000   Minebea Co., Ltd. ................................        6,744,983
   752,000   Mitsui & Co., Ltd. ...............................        6,972,906
   240,900   Nippon System Development
             Co., Ltd. ........................................        4,639,487
     1,504   Nippon Telegraph and
             Telephone Corp. ..................................        6,341,644
    16,100   Nitto Denko Corp. ................................          855,953
   168,000   Secom Co., Ltd. ..................................        6,678,502
   413,200   Tokyo Broadcasting
             System, Inc. .....................................        6,889,325
 1,573,000   Toshiba Corp. ....................................        6,359,388
   166,000   Toyota Motor Corp. ...............................        6,454,844
     1,672   West Japan Railway Co. ...........................        6,598,302
                                                                    ------------
                                                                      64,868,506
                                                                    ------------
             SINGAPORE - 1.59%
 6,520,300   StarHub, Ltd. * ..................................        5,177,054
                                                                    ------------

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
             SOUTH KOREA - 3.17%
    11,000   Samsung Electronics Co., Ltd. ....................     $  5,299,270
   200,000   Shinhan Financial Group
             Co., Ltd. * ......................................        5,012,166
                                                                    ------------
                                                                      10,311,436
                                                                    ------------
             SPAIN - 4.37%
   600,000   Cintra Concesiones de
             Infrastructuras de
             Transporte S.A. * ................................        7,126,393
   250,000   Industria de Diseno Textil, S.A. .................        7,087,237
                                                                    ------------
                                                                      14,213,630
                                                                    ------------
             SWEDEN - 2.10%
   430,000   Assa Abloy AB, Series B ..........................        6,808,136
                                                                    ------------
             SWITZERLAND - 6.72%
   141,000   Adecco S.A. ......................................        7,317,887
   190,000   Credit Suisse Group * ............................        7,659,870
     9,700   SGS, S.A. ........................................        6,869,029
                                                                    ------------
                                                                      21,846,786
                                                                    ------------
             THAILAND - 3.28%
 1,800,000   Bangkok Bank Public
             Co., Ltd. ........................................        5,414,938
 1,100,000   PTT Public Co. ...................................        5,248,962
                                                                    ------------
                                                                      10,663,900
                                                                    ------------
             UNITED KINGDOM - 18.88%
   450,000   British American Tobacco plc .....................        7,799,342
   958,000   Capita Group plc .................................        6,470,120
 1,124,000   Halfords Group plc ...............................        6,664,839
   150,000   NDS Group plc, ADR * .............................        5,320,500
   500,000   Photo-Me International plc .......................          946,659
   500,000   Punch Taverns plc ................................        6,306,352
 1,336,851   Regal Petroleum plc * ............................       10,225,079
   400,000   Rexam plc ........................................        3,426,812
   234,842   Royal Bank of Scotland
             Group plc ........................................        7,790,992
 1,100,000   Tesco plc ........................................        6,387,831
                                                                    ------------
                                                                      61,338,526
                                                                    ------------
             UNITED STATES - 4.56%
    41,500   Automatic Data
             Processing, Inc. .................................        1,804,420
    76,000   Citrix Systems, Inc. * ...........................        1,630,200
    39,500   Digital River, Inc. * ............................        1,544,845
    52,550   Mercury Interactive Corp. * ......................        2,300,113
    65,000   Microchip Technology, Inc. .......................        1,693,250
    78,000   Microsoft Corp. ..................................        2,049,840
   141,500   TIBCO Software, Inc. * ...........................        1,555,085
   140,000   Xerox Corp. * ....................................        2,223,200
                                                                    ------------
                                                                      14,800,953
                                                                    ------------
             TOTAL COMMON STOCKS ..............................      298,931,724
                                                                    ------------
             (Cost $259,636,332)


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
 JANUARY 31, 2005 (CONTINUED)

    PAR                                                                 VALUE
   AMOUNT                                                             (NOTE 2)
   ------                                                             --------
SHORT TERM INVESTMENTS - 7.74%
             REPURCHASE AGREEMENT - 7.74%
$ 6,025,000  State Street Bank and Trust Co.,
             0.75%, dated 1/31/05 to be
             repurchased at the price of
             $6,025,126 on 2/1/05,
             collateralized by $3,495,000
             par U.S. Treasury Bonds,
             6.75%, due 8/15/26 and
             $1,300,000 par U.S.
             Treasury Bonds, 6.125%,
             due 11/15/27 .....................................     $  6,025,000

 19,109,000  State Street Bank and Trust Co.,
             1.25%, dated 1/31/05 to be
             repurchased at the price of
             $19,109,664 on 2/1/05,
             collateralized by $8,595,000
             par U.S. Treasury Bonds,
             8.75%, due 8/15/20 and
             $5,200,000 par U.S.
             Treasury Bonds, 6.50%,
             due 11/15/26. ....................................       19,109,000
                                                                    ------------
             TOTAL SHORT TERM
             INVESTMENTS ......................................       25,134,000
                                                                    ------------
             (Cost $25,134,000)

TOTAL INVESTMENTS - 99.75% ....................................      324,065,724
                                                                    ------------
             (Cost $284,770,332)

NET OTHER ASSETS
             AND LIABILITIES - 0.25% ..........................          822,817
                                                                    ------------
TOTAL NET ASSETS - 100.00% ....................................     $324,888,541
                                                                    ============


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                               % OF NET
A PERCENTAGE OF NET ASSETS:                                               ASSETS
--------------------------------------------------------------------------------
    Diversified Commercial Services ...................................    6.36%
    Diversified Bank ..................................................    5.61
    Pharmaceuticals ...................................................    5.32
    Application Software ..............................................    4.76
    Wireless Telecommunication Services ...............................    4.37
    Integrated Telecommunication Services .............................    4.37
    Employment Services ...............................................    4.24
    Automobile Manufacturers ..........................................    3.37
    Oil & Gas Exploration & Production ................................    3.15
    Soft Drinks .......................................................    2.56
    Tobacco ...........................................................    2.40
    Air Freight & Logistics ...........................................    2.37
    Diversified Capital Markets .......................................    2.36
    Multi-Line Insurance ..............................................    2.23
    Construction & Engineering ........................................    2.22
    Highways & Railtracks .............................................    2.19
    Apparel Retail ....................................................    2.18
    Trading Companies & Distributors ..................................    2.15
    Semiconductors ....................................................    2.15
    Broadcasting & Cable TV ...........................................    2.12
    Building Material .................................................    2.10
    Industrial Machinery ..............................................    2.08
    Specialty Stores ..................................................    2.05
    Railroads .........................................................    2.03
    Food Retail .......................................................    1.97
    Computer Hardware .................................................    1.96
    Investment Banking & Brokerage ....................................    1.95
    Restaurants .......................................................    1.94
    Real Estate Management & Development ..............................    1.69
    Integrated Oil & Gas ..............................................    1.61
    Metal & Glass Containers ..........................................    1.05
    Electric Utilities ................................................    0.87
    Health Care Supplies ..............................................    0.75
    Office Electronics ................................................    0.68
    Systems Software ..................................................    0.63
    Communications Equipment ..........................................    0.58
    Data Processing & Outsourcing Services ............................    0.56
    Internet Software & Services ......................................    0.48
    Photographic Products .............................................    0.29
    Specialty Chemicals ...............................................    0.26
                                                                        -------
    Common Stocks......................................................   92.01
    Short-Term Investments.............................................    7.74
                                                                        -------
    Total Investments..................................................   99.75
    Net Other Assets and Liabilities ..................................    0.25
                                                                        -------
                                                                        100.00%
                                                                        =======

          *  non-income producing security
        ADR  American Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INCOME ADVANTAGE FUND
JANUARY 31, 2005

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
   ------                                                                         ------     --------          --------
CORPORATE BONDS - 83.06%
             AEROSPACE & DEFENSE - 1.75%
$   500,000  Be Aerospace, Inc. ................................................   8.500%     10/1/10         $  550,000
                                                                                                              ----------

             APPAREL & TEXTILES - 1.72%
    500,000  Samsonite Corp. ...................................................   8.875       6/1/11            540,625
                                                                                                              ----------

             AUTO - 2.36%
    300,000  Collins & Aikman Products Co. (a) .................................  12.875      8/15/12            249,750
    100,000  Cooper Standard Automotive, Inc. (a) ..............................   8.375     12/15/14             95,500
    100,000  Cooper Standard Automotive, Inc. (a) ..............................   7.000     12/15/12             98,750
    250,000  Tenneco Automotive, Inc., Series B ................................  10.250      7/15/13            295,000
                                                                                                              ----------
                                                                                                                 739,000
                                                                                                              ----------
             BUILDING MATERIAL - 1.92%
    400,000  Ply Gem Industries, Inc. (a) ......................................   9.000      2/15/12            400,000
    200,000  WII Components, Inc. ..............................................  10.000      2/15/12            201,000
                                                                                                              ----------
                                                                                                                 601,000
                                                                                                              ----------
             CONSUMER PRODUCTS - 1.65%
    300,000  Elizabeth Arden Inc. ..............................................   7.750      1/15/14            315,750
    200,000  Rayovac Corp. (a) .................................................   7.375       2/1/15            202,750
                                                                                                              ----------
                                                                                                                 518,500
                                                                                                              ----------
             DIVERSIFIED CAPITAL MARKETS - 0.96%
    300,000  Trinity Industries, Inc. ..........................................   6.500      3/15/14            300,000
                                                                                                              ----------
             DIVERSIFIED COMMERCIAL SERVICES - 1.19%
    400,000  United Rentals North America, Inc. ................................   7.000      2/15/14            374,000
                                                                                                              ----------
             ELECTRONICS - 2.14%
    400,000  Advanced Micro Devices, Inc. (a) ..................................   7.750      11/1/12            401,000
    250,000  Freescale Semiconductor, Inc. .....................................   7.125      7/15/14            270,938
                                                                                                              ----------
                                                                                                                 671,938
                                                                                                              ----------
             ENERGY - 5.78%
    425,000  Belden & Blake Corp. ..............................................   8.750      7/15/12            429,781
    400,000  Frontier Oil Corp. ................................................   6.625      10/1/11            406,000
    300,000  Hilcorp Energy Co. (a) ............................................  10.500       9/1/10            336,750
    300,000  Petrobras International Finance Co. ...............................   7.750      9/15/14            313,500
    300,000  Premcor Refining Group, Inc. ......................................   7.750       2/1/12            327,750
                                                                                                              ----------
                                                                                                               1,813,781
                                                                                                              ----------
             ENVIRONMENTAL - 1.16%
    400,000  Allied Waste North America, Inc., Series B ........................   6.125      2/15/14            365,000
                                                                                                              ----------
             FINANCE & INVESTMENT - 2.00%
    250,000  Global Cash Access LCC ............................................   8.750      3/15/12            272,500
    325,000  Refco Finance Holdings (a) ........................................   9.000       8/1/12            355,875
                                                                                                              ----------
                                                                                                                 628,375
                                                                                                              ----------
             FOOD WHOLESALE - 0.72%
    200,000  Pilgrims Pride Corp. ..............................................   9.250     11/15/13            226,000
                                                                                                              ----------
             FORESTRY & PAPER - 1.92%
    300,000  Millar Western Forest Products Ltd. ...............................   7.750     11/15/13            315,000
    300,000  Tembec Industries, Inc. ...........................................   7.750      3/15/12            286,500
                                                                                                              ----------
                                                                                                                 601,500
                                                                                                              ----------

                       See Notes to Financial Statements.

                                       18


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INCOME ADVANTAGE FUND
JANUARY 31, 2005 (CONTINUED)

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
   ------                                                                         ------     --------          --------
             GAMING - 5.75%

$   400,000  MGM MIRAGE, Inc. ..................................................   9.750%      6/1/07         $  446,000
    350,000  Poster Financial Group, Inc. ......................................   8.750      12/1/11            355,688
    200,000  River Rock Entertainment ..........................................   9.750      11/1/11            223,500
    250,000  Venetian Casino Resort LLC ........................................  11.000      6/15/10            283,750
    500,000  Wynn Las Vegas LLC (a) ............................................   6.625      12/1/14            493,750
                                                                                                              ----------
                                                                                                               1,802,688
                                                                                                              ----------
             HEALTH CARE SERVICES - 7.12%
    200,000  AMR Holdco / Emcare (a) ...........................................  10.000      2/15/15            206,500
    300,000  Chemed Corp. (a) ..................................................   8.750      2/24/11            324,750
    300,000  Iasis Healthcare Corp. ............................................   8.750      6/15/14            324,750
    300,000  National Mentor, Inc. (a) .........................................   9.625      12/1/12            316,500
    150,000  Tenet Healthcare Corp. (a) ........................................   9.250       2/1/15            150,750
    250,000  Universal Hospital Services, Inc. .................................  10.125      11/1/11            260,000
    300,000  US Oncology, Inc. (a) .............................................   9.000      8/15/12            327,000
    300,000  Vanguard Health Holding II ........................................   9.000      10/1/14            322,500
                                                                                                              ----------
                                                                                                               2,232,750
                                                                                                              ----------
             HOTELS - 1.26%
    400,000  Gaylord Entertainment Co. (a) .....................................   6.750     11/15/14            395,000
                                                                                                              ----------
             LEISURE - 6.03%
    300,000  Bombardier Recreational Products, Inc. ............................   8.375     12/15/13            318,750
    400,000  Leslie's Poolmart, Inc. (a) .......................................   7.750       2/1/13            409,000
    400,000  NCL Corp. (a) .....................................................  10.625      7/15/14            404,000
    200,000  Universal City Development Partners ...............................  11.750       4/1/10            236,000
    500,000  Universal City Florida Holding Co. (a) .......................... T+475.000       5/1/10            522,500
                                                                                                              ----------
                                                                                                               1,890,250
                                                                                                              ----------
             MACHINERY - 1.96%
    270,000  Case New Holland, Inc. (a) ........................................   6.000       6/1/09            261,900
    350,000  Douglas Dynamics LLC (a) ..........................................   7.750      1/15/12            354,375
                                                                                                              ----------
                                                                                                                 616,275
                                                                                                              ----------
             METAL & MINING - 0.33%
    100,000  Novelis, Inc. (a) .................................................   7.250      2/15/15            103,000
                                                                                                              ----------
             MEDIA - 8.90%
    500,000  CCO Holdings LLC (a) ............................................ T+412.500     12/15/10            498,750
    500,000  Charter Communication Holdings II LLC .............................  10.250      9/15/10            522,500
    400,000  CSC Holdings, Inc. ................................................   7.250      7/15/08            425,000
    250,000  DirectTV Holdings LLC .............................................   8.375      3/15/13            282,812
    400,000  Kabel Deutschland GmbH (a) ........................................  10.625       7/1/14            454,000
    200,000  Nextmedia Operating, Inc. .........................................  10.750       7/1/11            226,000
    500,000  Telenet Group Holding NV (a) ......................................0/11.500      6/15/14            382,500
                                                                                                              ----------
                                                                                                               2,791,562
                                                                                                              ----------
             NON-FOOD & DRUG RETAIL - 4.47%
    400,000  Ames True Temper, Inc. (a) ...................................... L+400.000      1/15/12            391,000
    500,000  Blockbuster, Inc. (a) .............................................   9.000       9/1/12            495,000
    200,000  Finlay Fine Jewelry Corp. .........................................   8.375       6/1/12            202,000
    300,000  Petro Stopping Centers L.P. .......................................   9.000      2/15/12            313,500
                                                                                                              ----------
                                                                                                               1,401,500
                                                                                                              ----------
             PACKAGING - 2.29%
    300,000  Graham Packaging Co., Inc. (a) ....................................   9.875     10/15/14            315,750
    400,000  Owens-Brockway Glass Containers, Inc. (a) .........................   6.750      12/1/14            402,000
                                                                                                              ----------
                                                                                                                 717,750
                                                                                                              ----------


                       See Notes to Financial Statements.

                                       19


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INCOME ADVANTAGE FUND
JANUARY 31, 2005 (CONTINUED)

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)

             PUBLISHING & PRINTING - 1.66%
$   250,000  Nebraska Book Co., Inc. ...........................................   8.625%     3/15/12         $  255,000
    250,000  Reader's Digest Association, Inc. .................................   6.500       3/1/11            264,375
                                                                                                              ----------
                                                                                                                 519,375
                                                                                                              ----------
             RESTAURANTS - 1.21%
    350,000  Dennys Corp. (a) ..................................................  10.000      10/1/12            378,000
                                                                                                              ----------
             TARGET RETURN INDEX SECURITIES TRUST - 4.93%
  1,430,233  Trains Hy vol-2004-1 (a) ..........................................   8.210       8/1/15          1,545,609
                                                                                                              ----------
             TELECOMMUNICATIONS - 8.18%
    500,000  MCI Inc. ..........................................................   6.908       5/1/07            512,500
    200,000  Millicom International Cellular S.A. (a) ..........................  10.000      12/1/13            209,500
    800,000  Panamsat Holding Corp. (a) ........................................0/10.375      11/1/14            538,000
    300,000  Qwest Services Corp. (a) ..........................................  13.500     12/15/10            357,750
    350,000  Rogers Wireless Communications, Inc. ..............................   7.250     12/15/12            375,375
    350,000  Rogers Wireless Communications, Inc. ............................ T+350.000     12/15/10            370,125
    200,000  Rogers Wireless Communications, Inc. ..............................   6.375       3/1/14            202,500
                                                                                                              ----------
                                                                                                               2,565,750
                                                                                                              ----------
             TRANSPORTATION - 1.02%
    300,000  Horizon Lines LLC (a) .............................................   9.000      11/1/12            319,500
                                                                                                              ----------
             UTILITIES - 2.68%
    400,000  Markwest Energy Partners (a) ......................................   6.875      11/1/14            404,000
    200,000  MSW Energy Holdings, Series B .....................................   7.375       9/1/10            210,000
    200,000  Reliant Resourse, Inc. ............................................   9.500      7/15/13            225,000
                                                                                                              ----------
                                                                                                                 839,000
                                                                                                              ----------
             TOTAL CORPORATE BONDS .............................................                              26,047,728
                                                                                                              ----------
             (Cost $25,421,111)

FOREIGN SOVEREIGN - 7.07%

             BRAZIL - 2.01%
    300,000  Federal Republic of Brazil ........................................   9.250     10/22/10            334,050
    300,000  Federal Republic of Brazil ........................................   8.750       2/4/25            295,830
                                                                                                              ----------
                                                                                                                 629,880
                                                                                                              ----------
             GERMANY - 1.19%
    300,000  Aries Vermogensverwaltungs (Russia) ...............................   9.600     10/25/14            372,375
                                                                                                              ----------
             PHILIPPINES - 0.91%
    280,000  Republic of Philippines ...........................................   8.875      3/17/15            285,320
                                                                                                              ----------
             TURKEY - 1.40%
    250,000  Republic of Turkey ................................................   9.000      6/30/11            283,750
    150,000  Republic of Turkey ................................................   7.250      3/15/15            155,250
                                                                                                              ----------
                                                                                                                 439,000
                                                                                                              ----------
             URUGUAY - 1.56%
    500,000  Republic of Uruguay ...............................................   7.500      3/15/15            490,000
                                                                                                              ----------
             TOTAL FOREIGN SOVEREIGN                                                                           2,216,575
             (cost $2,076,817)                                                                                ----------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INCOME ADVANTAGE FUND
JANUARY 31, 2005 (CONTINUED)

     PAR                                                                                                        VALUE
   AMOUNT                                                                                                     (NOTE 2)
   ------                                                                                                     --------
SHORT TERM INVESTMENT - 8.71%

             REPURCHASE AGREEMENT - 8.71%

$2,733,000   State Street Bank and Trust Co., 0.75%, dated 1/31/05 to
             be repurchased at the price of $2,733,057 on 2/1/05,
             collateralized by $2,215,000 par U.S. Treasury Bond,
             6.50%, due 11/15/26. ..............................................                             $ 2,733,000
                                                                                                             -----------
             TOTAL SHORT TERM INVESTMENT .......................................                               2,733,000
                                                                                                             -----------
             (Cost $2,733,000)

TOTAL INVESTMENTS - 98.77% .....................................................                              30,997,303
                                                                                                             -----------
             (Cost $30,230,928)

NET OTHER ASSETS AND LIABILITIES - 1.23% .......................................                                 363,857
                                                                                                             -----------
TOTAL NET ASSETS - 100.00%                                                                                   $31,361,160
                                                                                                             ===========

(a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

U.S. CORE GROWTH FUND
JANUARY 31, 2005

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
COMMON STOCKS - 99.50%
             AEROSPACE & DEFENSE - 2.03%
     6,000   Rockwell Collins, Inc. ...........................     $    257,400
                                                                    ------------
             BIOTECHNOLOGY - 1.62%
     3,300   Amgen, Inc. * ....................................          205,392
                                                                    ------------
             CAPITAL MARKETS - 6.25%
     2,400   Goldman Sachs Group, Inc. ........................          258,840
     5,200   Merrill Lynch & Co., Inc. ........................          312,364
     3,720   T. Rowe Price Group, Inc. ........................          222,642
                                                                    ------------
                                                                         793,846
                                                                    ------------
             CHEMICALS - 2.68%
     6,300   Monsanto Co. .....................................          341,019
                                                                    ------------
             COMMERCIAL BANKS - 2.04%
     4,500   Commerce Bancorp, Inc. ...........................          258,930
                                                                    ------------
             COMMERCIAL SERVICES &
             SUPPLIES - 4.64%
     3,200   Apollo Group, Inc., Class A * ....................          250,208
    14,400   Cendant Corp. ....................................          339,120
                                                                    ------------
                                                                         589,328
                                                                    ------------
             COMMUNICATIONS
             EQUIPMENT - 9.03%
    13,700   Cisco Systems, Inc. * ............................          247,148
    16,100   Corning, Inc. * ..................................          176,134
     7,500   Juniper Networks, Inc. * .........................          188,475
    21,000   Motorola, Inc. ...................................          330,540
     5,500   QUALCOMM, Inc. ...................................          204,820
                                                                    ------------
                                                                       1,147,117
                                                                    ------------
             CONSUMER FINANCE - 5.07%
     5,000   Capital One Financial Corp. ......................          391,400
     9,500   MBNA Corp. .......................................          252,510
                                                                    ------------
                                                                         643,910
                                                                    ------------
             DIVERSIFIED FINANCIAL
             SERVICES - 2.08%
     5,400   Citigroup, Inc. ..................................          264,870
                                                                    ------------
             ENERGY EQUIPMENT &
             SERVICES - 4.99%
     4,800   BJ Services Co. ..................................          230,640
     9,800   Halliburton Co. ..................................          403,074
                                                                    ------------
                                                                         633,714
                                                                    ------------
             FOOD PRODUCTS - 1.72%
     3,740   Hershey Foods Corp. ..............................          218,753
                                                                    ------------
             HEALTH CARE EQUIPMENT &
             SUPPLIES - 4.72%
     7,830   Boston Scientific Corp. * ........................          258,860
     8,690   St. Jude Medical, Inc. * .........................          341,343
                                                                    ------------
                                                                         600,203
                                                                    ------------

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------

             HEALTH CARE PROVIDERS &
             SERVICES - 5.80%
     8,735   Caremark Rx, Inc. * ..............................     $    341,538
     3,100   CIGNA Corp. ......................................          248,775
    14,800   Tenet Healthcare Corp. * .........................          146,964
                                                                    ------------
                                                                         737,277
                                                                    ------------
             HOUSEHOLD DURABLES - 2.13%
     4,800   Lennar Corp., Class A ............................          271,056
                                                                    ------------
             INDUSTRIAL
             CONGLOMERATES - 5.77%
     3,200   3M Co. ...........................................          269,952
    12,800   Tyco International, Ltd. .........................          462,592
                                                                    ------------
                                                                         732,544
                                                                    ------------
             INTERNET & CATALOG
             RETAIL - 2.84%
     3,800   Amazon.Com, Inc. * ...............................          164,236
     8,100   IAC / InterActiveCorp * ..........................          196,263
                                                                    ------------
                                                                         360,499
                                                                    ------------
             MEDIA - 5.43%
    11,800   Comcast Corp., Class A * .........................          372,998
    17,600   Time Warner, Inc. * ..............................          316,800
                                                                    ------------
                                                                         689,798
                                                                    ------------
             MULTILINE RETAIL - 2.21%
     5,540   Target Corp. .....................................          281,266
                                                                    ------------
             OIL & GAS - 2.46%
     6,050   Exxon Mobil Corp. ................................          312,180
                                                                    ------------
             PHARMACEUTICALS - 4.71%
     6,155   Glaxosmithkline plc ADR                                     274,328
    11,300   Teva Pharmaceutical
             Industries, Ltd. ADR .............................          324,649
                                                                    ------------
                                                                         598,977
                                                                    ------------
             SEMICONDUCTOR &
             SEMICONDUCTOR
             EQUIPMENT - 6.96%
    17,900   Applied Materials, Inc. * ........................          284,610
        55   Freescale Semiconductor,
             Inc., Class B * ..................................              961
    11,300   Intel Corp. ......................................          253,685
    16,500   Micron Technology, Inc. * ........................          171,765
    12,400   Teradyne, Inc. * .................................          173,972
                                                                    ------------
                                                                         884,993
                                                                    ------------
             SOFTWARE - 8.62%
     4,150   Adobe Systems, Inc. ..............................          236,135
     7,400   BMC Software, Inc. * .............................          124,542
     6,140   Mercury Interactive Corp. * ......................          268,748
     8,400   Microsoft Corp. ..................................          220,752
     9,500   VERITAS Software Corp. * .........................          244,340
                                                                    ------------
                                                                       1,094,517
                                                                    ------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

U.S. CORE GROWTH FUND
JANUARY 31, 2005 (CONTINUED)

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------

             TEXTILE, APPAREL &
             LUXURY GOODS - 3.56%
     6,100   Jones Apparel Group, Inc. ........................      $   205,143
     2,850   Nike, Inc., Class B ..............................          246,896
                                                                     -----------
                                                                         452,039
                                                                     -----------
             THRIFT & MORTGAGE
             FINANCE - 2.14%
     4,160   Freddie Mac ......................................          271,606
                                                                     -----------
TOTAL INVESTMENTS - 99.50% ....................................       12,641,234
                                                                     -----------
             (Cost $12,157,745)
NET OTHER ASSETS AND
             LIABILITIES - 0.50% ..............................           63,276
                                                                     -----------
TOTAL NET ASSETS - 100.00% ....................................      $12,704,510
                                                                     ===========

          *  Non-income producing security
        ADR  American Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2005

HENDERSON GLOBAL FUNDS

                                                                      EUROPEAN            GLOBAL     INTERNATIONAL
                                                                         FOCUS        TECHNOLOGY     OPPORTUNITIES
                                                                          FUND              FUND              FUND
===================================================================================================================
ASSETS:
Investments, at value
        Securities ............................................  $ 190,322,864     $   3,844,463     $ 298,931,724
        Repurchase agreements .................................     14,524,000                --        25,134,000
-------------------------------------------------------------------------------------------------------------------
Total investments, at value ...................................    204,846,864         3,844,463       324,065,724
Cash ..........................................................             35           121,254           766,578
Foreign cash, at value ........................................      2,143,057                11           890,167
Dividends and interest receivable .............................         61,364             1,569            26,099
Receivable from investment advisor ............................             --            16,754                --
Receivable for investment securities sold .....................        387,122            10,769           436,778
Receivable for fund shares sold ...............................      2,037,961           160,879         8,063,417
Prepaid expenses and other assets .............................         46,547            18,859            62,603
-------------------------------------------------------------------------------------------------------------------
        Total Assets ..........................................    209,522,950         4,174,558       334,311,366
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased ...................      4,856,023            96,979         7,977,343
Payable for fund shares redeemed ..............................         86,905             6,471           242,884
Payable for dividends .........................................             --                --                --
Payable to investment advisor .................................        165,924             3,963           326,776
Payable for 12b-1 distribution and service fees                        248,545             6,315           381,900
Accrued expenses and other payables ...........................        157,006            40,738           493,922
-------------------------------------------------------------------------------------------------------------------
        Total Liabilities .....................................      5,514,403           154,466         9,422,825
-------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................  $ 204,008,547     $   4,020,092     $ 324,888,541
===================================================================================================================
NET ASSETS consist of:
Paid-in capital ...............................................  $ 149,059,866     $   3,493,351     $ 285,026,380
Accumulated undistributed net investment loss .................     (1,027,044)          (20,465)       (1,631,177)
Accumulated net realized gain/(loss) on investments ...........      4,378,694            26,633         2,525,911
Net unrealized appreciation of investments
        and foreign currency translations .....................     51,597,031           520,573        38,967,427
-------------------------------------------------------------------------------------------------------------------
                                                                 $ 204,008,547     $   4,020,092     $ 324,888,541
===================================================================================================================
NET ASSETS:
Class A Shares ................................................  $ 123,621,738     $   1,859,945     $ 193,617,591
===================================================================================================================
Class B Shares ................................................     22,757,375           985,014        27,174,845
===================================================================================================================
Class C Shares ................................................     57,629,434         1,175,133       104,096,105
===================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized) ........      5,129,203           164,001        11,277,664
===================================================================================================================
Class B Shares (unlimited number of shares authorized) ........        963,976            88,753         1,615,562
===================================================================================================================
Class C Shares (unlimited number of shares authorized) ........      2,441,398           106,176         6,193,349
===================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share ................  $       24.10     $       11.34     $       17.17
-------------------------------------------------------------------------------------------------------------------
Maximum sales charge * ........................................           5.75%             5.75%             5.75%
Maximum offering price per share ..............................  $       25.57     $       12.03     $       18.22
===================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share ..................  $       23.61     $       11.10     $       16.82
===================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share ..................  $       23.61     $       11.07     $       16.81
===================================================================================================================
Investments, at cost ..........................................  $ 153,243,783     $   3,323,890     $ 284,770,332
===================================================================================================================
Foreign cash, at cost .........................................  $   2,144,874     $          11     $     876,170
===================================================================================================================
                                                                            INCOME       U.S. CORE
                                                                         ADVANTAGE          GROWTH
                                                                              FUND            FUND
===================================================================================================
ASSETS:
Investments, at value
        Securities ............................................      $  28,264,303   $  12,641,234
        Repurchase agreements .................................          2,733,000              --
---------------------------------------------------------------------------------------------------
Total investments, at value ...................................         30,997,303      12,641,234
Cash ..........................................................                672          13,146
Foreign cash, at value ........................................                 --              --
Dividends and interest receivable .............................            550,965           1,705
Receivable from investment advisor ............................             24,023          15,075
Receivable for investment securities sold .....................          2,882,502          56,717
Receivable for fund shares sold ...............................            262,345         345,035
Prepaid expenses and other assets .............................             16,353          25,815
---------------------------------------------------------------------------------------------------
        Total Assets ..........................................         34,734,163      13,098,727
---------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased ...................          3,131,191         285,331
Payable for fund shares redeemed ..............................             75,124          44,462
Payable for dividends .........................................             54,344              --
Payable to investment advisor .................................             22,248          11,255
Payable for 12b-1 distribution and service fees                             48,768          13,908
Accrued expenses and other payables ...........................             41,328          39,261
---------------------------------------------------------------------------------------------------
        Total Liabilities .....................................          3,373,003         394,217
---------------------------------------------------------------------------------------------------
NET ASSETS ....................................................      $  31,361,160   $  12,704,510
===================================================================================================
NET ASSETS consist of:
Paid-in capital ...............................................      $  30,411,054   $  12,271,063
Accumulated undistributed net investment loss .................            (37,852)        (49,387)
Accumulated net realized gain/(loss) on investments ...........            221,585            (655)
Net unrealized appreciation of investments
        and foreign currency translations .....................            766,373         483,489
---------------------------------------------------------------------------------------------------
                                                                     $  31,361,160   $  12,704,510
===================================================================================================
NET ASSETS:
Class A Shares ................................................      $  14,093,985   $   8,332,227
===================================================================================================
Class B Shares ................................................          4,494,518       2,454,269
===================================================================================================
Class C Shares ................................................         12,772,657       1,918,014
===================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized) ........          1,264,030         803,166
===================================================================================================
Class B Shares (unlimited number of shares authorized) ........            403,928         237,356
===================================================================================================
Class C Shares (unlimited number of shares authorized) ........          1,145,599         185,520
===================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share ................      $       11.15   $       10.37
---------------------------------------------------------------------------------------------------
Maximum sales charge * ........................................               4.75%           5.75%
Maximum offering price per share ..............................      $       11.71   $       11.00
===================================================================================================
CLASS B SHARES:
Net asset value and offering price per share ..................      $       11.13   $       10.34
===================================================================================================
CLASS C SHARES:
Net asset value and offering price per share ..................      $       11.15   $       10.34
===================================================================================================
Investments, at cost ..........................................      $  30,230,928   $  12,157,745
===================================================================================================
Foreign cash, at cost .........................................                 --              --
===================================================================================================

*    On sales of $50,000 or more, the sales charge will be reduced.

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.

                                  24-25 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005
                                            EUROPEAN           GLOBAL   INTERNATIONAL           INCOME        U.S. CORE
                                               FOCUS       TECHNOLOGY   OPPORTUNITIES        ADVANTAGE           GROWTH
                                                FUND             FUND            FUND             FUND             FUND
========================================================================================================================
INVESTMENT INCOME:
Dividends                                   $908,761          $21,890      $1,157,213               --          $44,826
Interest                                      25,802               --          43,030         $905,905               --
Foreign taxes withheld                      (114,567)            (217)        (99,083)            (878)            (324)
------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                   819,996           21,673       1,101,160          905,027           44,502
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                     803,242           21,016       1,299,690          108,245           42,753
12b-1 distribution and service fees:
   Class A Shares                            120,581            2,008         171,343           13,573            5,832
   Class B Shares                             91,574            4,421         104,971           19,655            9,891
   Class C Shares                            229,342            5,060         391,192           53,400            5,647
Administrative fees                           93,770           14,960         138,358           25,690           14,567
Transfer agent fees                           93,105            3,618         162,966           16,260            6,445
Custodian fees                                72,365           16,870          87,135           12,246           21,900
Legal fees                                    43,208               61          59,340            7,390            1,208
Registration and filing fees                  30,441           15,188          51,947           18,629            6,143
Accounting fees                               35,172           34,804          52,836           24,540           23,176
Printing and postage fees                     23,368              215          33,756            3,622              864
Audit fees                                    12,930           12,930          12,930           14,293           12,231
Trustees' fees and expenses                   10,066              153          13,918            1,628              216
Chief Compliance Officer fees                    930               31           1,333              155               62
Offering expenses                                 --               --              --           11,953           37,869
Miscellaneous fees                            15,029              242          21,859            2,264              727
------------------------------------------------------------------------------------------------------------------------
   Total Expenses                          1,675,123          131,577       2,603,574          333,543          189,531
------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed
   by investment advisor                          --          (89,439)             --         (113,201)        (100,146)
Previously reimbursed expenses recovered
   by investment advisor                     172,048               --         131,622               --               --
------------------------------------------------------------------------------------------------------------------------
   Net Expenses                            1,847,171           42,138       2,735,196          220,342           89,385
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)              (1,027,175)         (20,465)     (1,634,036)         684,685          (44,883)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                 7,638,258           53,854       3,179,317          300,443           19,611
   Foreign currency transactions            (121,864)              78        (234,866)              --               --
Net change in unrealized appreciation/
   (depreciation) of:
   Investments                            33,708,911          390,346      34,916,655          720,078          572,398
   Translation of other assets
      and liabilities                           (472)            (144)       (267,126)              --               --
------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain       41,224,833          444,134      37,593,980        1,020,521          592,009
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS             $40,197,658         $423,669     $35,959,944       $1,705,206         $547,126
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2005      JULY 31, 2004
========================================================================================================================
Net investment loss                                                                      $(1,027,175)       $  (531,985)
Net realized gain on investments
   and foreign currency transactions                                                       7,516,394         16,339,897
Net change in unrealized appreciation of investments
   and foreign currency translations                                                      33,708,439         10,308,835
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      40,197,658         26,116,747
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                 --           (113,272)
   Class B Shares                                                                                 --                 --
   Class C Shares                                                                                 --                 --
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --           (113,272)
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                         (9,782,041)        (1,512,519)
   Class B Shares                                                                         (1,913,974)          (575,764)
   Class C Shares                                                                         (4,702,806)        (1,367,881)
------------------------------------------------------------------------------------------------------------------------
                                                                                         (16,398,821)        (3,456,164)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         29,578,830         49,201,816
   Class B Shares                                                                          4,897,464          1,956,786
   Class C Shares                                                                         12,343,651          7,331,843
------------------------------------------------------------------------------------------------------------------------
                                                                                          46,819,945         58,490,445
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                70,618,782         81,037,756

NET ASSETS:
Beginning of period                                                                      133,389,765         52,352,009
------------------------------------------------------------------------------------------------------------------------
End of period                                                                           $204,008,547       $133,389,765
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                   $(1,027,044)              $131
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2005      JULY 31, 2004
========================================================================================================================
Net investment loss                                                                         $(20,465)          $(64,587)
Net realized gain on investments
   and foreign currency transactions                                                          53,932            402,139
Net change in unrealized appreciation/(depreciation)
   of investments and foreign currency translations                                          390,202           (224,322)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         423,669            113,230
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                            (93,978)                --
   Class B Shares                                                                            (52,458)                --
   Class C Shares                                                                            (57,028)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                            (203,464)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                            385,431            948,380
   Class B Shares                                                                            144,164            (95,792)
   Class C Shares                                                                            148,770            474,987
------------------------------------------------------------------------------------------------------------------------
                                                                                             678,365          1,327,575
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                   898,570          1,440,805

NET ASSETS:
Beginning of period                                                                        3,121,522          1,680,717
------------------------------------------------------------------------------------------------------------------------
End of period                                                                             $4,020,092         $3,121,522
========================================================================================================================
Accumulated undistributed net investment loss                                               $(20,465)                --
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2005      JULY 31, 2004
========================================================================================================================
Net investment loss                                                                      $(1,634,036)       $(1,090,795)
Net realized gain on investments
   and foreign currency transactions                                                       2,944,451          5,386,163
Net change in unrealized appreciation of investments
   and foreign currency translations                                                      34,649,529          2,423,600
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      35,959,944          6,718,968
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                         (2,136,851)          (353,677)
   Class B Shares                                                                           (337,425)          (101,087)
   Class C Shares                                                                         (1,242,140)          (285,087)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (3,716,416)          (739,851)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         70,448,493         93,405,305
   Class B Shares                                                                          7,790,375         11,517,392
   Class C Shares                                                                         30,195,277         53,490,567
------------------------------------------------------------------------------------------------------------------------
                                                                                         108,434,145        158,413,264
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               140,677,673        164,392,381

NET ASSETS:
Beginning of period                                                                      184,210,868         19,818,487
------------------------------------------------------------------------------------------------------------------------
End of period                                                                           $324,888,541       $184,210,868
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                   $(1,631,177)            $2,859
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
INCOME ADVANTAGE FUND

                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2005      JULY 31, 2004(*)
==========================================================================================================================
Net investment income                                                                       $684,685           $621,347
Net realized gain on investments
   and foreign currency transactions                                                         300,443             51,822
Net change in unrealized appreciation of investments
   and foreign currency translations                                                         720,078             46,295
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       1,705,206            719,464
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                           (363,945)          (308,111)
   Class B Shares                                                                           (119,957)          (113,115)
   Class C Shares                                                                           (317,548)          (256,528)
--------------------------------------------------------------------------------------------------------------------------
                                                                                            (801,450)          (677,754)
--------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                            (41,973)                --
   Class B Shares                                                                            (14,005)                --
   Class C Shares                                                                            (39,302)                --
--------------------------------------------------------------------------------------------------------------------------
                                                                                             (95,280)                --
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          6,132,838          7,595,541
   Class B Shares                                                                          1,022,010          3,301,777
   Class C Shares                                                                          4,378,791          8,080,017
--------------------------------------------------------------------------------------------------------------------------
                                                                                          11,533,639         18,977,335
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                12,342,115         19,019,045

NET ASSETS:
Beginning of period                                                                       19,019,045                 --
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $31,361,160        $19,019,045
==========================================================================================================================
Accumulated undistributed net investment income/(loss)                                      $(37,852)           $78,913
==========================================================================================================================

(*) The Henderson Income Advantage Fund commenced operations on September 30, 2003.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
U.S. CORE GROWTH FUND
                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2005      JULY 31, 2004(*)
==========================================================================================================================
Net investment loss                                                                         $(44,883)           $(9,074)
Net realized gain/(loss) on investments
   and foreign currency transactions                                                          19,611            (20,266)
Net change in unrealized appreciation/(depreciation)
   of investments and foreign currency translations                                          572,398            (88,909)
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                              547,126           (118,249)
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                            (28,229)                --
   Class B Shares                                                                             (4,790)                --
   Class C Shares                                                                             (2,983)                --
--------------------------------------------------------------------------------------------------------------------------
                                                                                             (36,002)                --
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          6,565,528          1,514,493
   Class B Shares                                                                            842,550          1,538,748
   Class C Shares                                                                          1,479,902            370,414
--------------------------------------------------------------------------------------------------------------------------
                                                                                           8,887,980          3,423,655
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 9,399,104          3,305,406

NET ASSETS:
Beginning of period                                                                        3,305,406                 --
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $12,704,510         $3,305,406
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income/(loss)                                      $(49,387)           $31,498
==========================================================================================================================

(*)  The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND

                                             SIX MONTHS ENDED         YEAR ENDED
                                             JANUARY 31, 2005      JULY 31, 2004
================================================================================
AMOUNT
CLASS A SHARES:
Sold                                             $ 32,457,975      $ 63,913,608
Issued as reinvestment of dividends                 8,416,624         1,548,388
Redeemed                                          (11,295,769)      (16,260,180)
--------------------------------------------------------------------------------
Net increase                                     $ 29,578,830      $ 49,201,816
================================================================================
CLASS B SHARES:
Sold                                             $  4,058,499      $  6,857,108
Issued as reinvestment of dividends                 1,786,936           551,338
Redeemed                                             (947,971)       (5,451,660)
--------------------------------------------------------------------------------
Net increase                                     $  4,897,464      $  1,956,786
================================================================================
CLASS C SHARES:
Sold                                             $ 11,653,929      $ 16,047,138
Issued as reinvestment of dividends                 4,421,535         1,254,167
Redeemed                                           (3,731,813)       (9,969,462)
--------------------------------------------------------------------------------
Net increase                                     $ 12,343,651      $  7,331,843
================================================================================
SHARES
CLASS A SHARES:
Sold                                                1,429,021         3,179,902
Issued as reinvestment of dividends                   387,852            89,970
Redeemed                                             (493,000)         (799,498)
--------------------------------------------------------------------------------
Net increase                                        1,323,873         2,470,374
================================================================================
CLASS B SHARES:
Sold                                                  182,104           366,781
Issued as reinvestment of dividends                    83,973            32,356
Redeemed                                              (43,327)         (273,670)
--------------------------------------------------------------------------------
Net increase                                          222,750           125,467
================================================================================
CLASS C SHARES:
Sold                                                  520,740           851,909
Issued as reinvestment of dividends                   207,779            73,601
Redeemed                                             (168,098)         (501,410)
--------------------------------------------------------------------------------
Net increase                                          560,421           424,100
================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND

                                             SIX MONTHS ENDED         YEAR ENDED
                                             JANUARY 31, 2005      JULY 31, 2004
================================================================================
AMOUNT
CLASS A SHARES:
Sold                                              $   500,677       $ 1,322,847
Issued as reinvestment of dividends                    90,875                --
Redeemed                                             (206,121)         (374,467)
--------------------------------------------------------------------------------
Net increase                                      $   385,431       $   948,380
================================================================================

CLASS B SHARES:
Sold                                              $   200,007       $   269,207
Issued as reinvestment of dividends                    49,800              --
Redeemed                                             (105,643)         (364,999)
--------------------------------------------------------------------------------
Net increase/(decrease)                           $   144,164       $   (95,792)
================================================================================

CLASS C SHARES:
Sold                                              $   254,992       $   819,552
Issued as reinvestment of dividends                    50,991                --
Redeemed                                             (157,213)         (344,565)
--------------------------------------------------------------------------------
Net increase                                      $   148,770       $   474,987
================================================================================

SHARES
CLASS A SHARES:
Sold                                                   44,356           121,128
Issued as reinvestment of dividends                     7,971                --
Redeemed                                              (18,353)          (33,839)
--------------------------------------------------------------------------------
Net increase                                           33,974            87,289
================================================================================

CLASS B SHARES:
Sold                                                   17,594            24,722
Issued as reinvestment of dividends                     4,458                --
Redeemed                                               (9,860)          (34,278)
--------------------------------------------------------------------------------
Net increase/(decrease)                                12,192            (9,556)
================================================================================

CLASS C SHARES:
Sold                                                   23,074            77,353
Issued as reinvestment of dividends                     4,578                --
Redeemed                                              (14,083)          (32,998)
--------------------------------------------------------------------------------
Net increase                                           13,569            44,355
================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND

                                            SIX MONTHS ENDED         YEAR ENDED
                                            JANUARY 31, 2005      JULY 31, 2004
================================================================================
AMOUNT
CLASS A SHARES:
Sold                                           $  77,028,983      $ 100,000,620
Issued as reinvestment of dividends                1,993,845            336,641
Redeemed                                          (8,574,335)        (6,931,956)
--------------------------------------------------------------------------------
Net increase                                   $  70,448,493      $  93,405,305
================================================================================

CLASS B SHARES:
Sold                                           $   8,536,884      $  12,850,804
Issued as reinvestment of dividends                  312,553             94,000
Redeemed                                          (1,059,062)        (1,427,412)
--------------------------------------------------------------------------------
Net increase                                   $   7,790,375      $  11,517,392
================================================================================

CLASS C SHARES:
Sold                                           $  33,522,945      $  56,520,283
Issued as reinvestment of dividends                1,167,540            271,938
Redeemed                                          (4,495,208)        (3,301,654)
--------------------------------------------------------------------------------
Net increase                                   $  30,195,277      $  53,490,567
================================================================================

SHARES
CLASS A SHARES:
Sold                                               4,714,023          6,721,968
Issued as reinvestment of dividends                  121,948             25,198
Redeemed                                            (537,966)          (465,748)
--------------------------------------------------------------------------------
Net increase                                       4,298,005          6,281,418
================================================================================

CLASS B SHARES:
Sold                                                 538,266            891,607
Issued as reinvestment of dividends                   19,486              7,121
Redeemed                                             (69,047)           (99,243)
--------------------------------------------------------------------------------
Net increase                                         488,705            799,485
================================================================================

CLASS C SHARES:
Sold                                               2,086,466          3,884,278
Issued as reinvestment of dividends                   72,835             20,601
Redeemed                                            (283,288)          (224,057)
--------------------------------------------------------------------------------
Net increase                                       1,876,013          3,680,822
================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INCOME ADVANTAGE FUND

                                          SIX MONTHS ENDED       PERIOD ENDED
                                          JANUARY 31, 2005      JULY 31, 2004(*)
================================================================================
AMOUNT
CLASS A SHARES:
Sold                                           $  6,830,639      $ 12,508,666
Issued as reinvestment of dividends                 263,669           187,442
Redeemed                                           (961,470)       (5,100,567)
--------------------------------------------------------------------------------
Net increase                                   $  6,132,838      $  7,595,541
================================================================================

CLASS B SHARES:
Sold                                           $  1,211,960      $  3,525,563
Issued as reinvestment of dividends                  53,562            42,456
Redeemed                                           (243,512)         (266,242)
--------------------------------------------------------------------------------
Net increase                                   $  1,022,010      $  3,301,777
================================================================================

CLASS C SHARES:
Sold                                           $  4,646,758      $  8,865,891
Issued as reinvestment of dividends                 221,656           131,678
Redeemed                                           (489,623)         (917,552)
--------------------------------------------------------------------------------
Net increase                                   $  4,378,791      $  8,080,017
================================================================================

SHARES
CLASS A SHARES:
Sold                                                615,801         1,172,483
Issued as reinvestment of dividends                  23,719            17,425
Redeemed                                            (86,105)         (479,293)
--------------------------------------------------------------------------------
Net increase                                        553,415           710,615
================================================================================

CLASS B SHARES:
Sold                                                109,237           333,628
Issued as reinvestment of dividends                   4,826             3,952
Redeemed                                            (22,051)          (25,664)
--------------------------------------------------------------------------------
Net increase                                         92,012           311,916
================================================================================

CLASS C SHARES:
Sold                                                419,944           824,183
Issued as reinvestment of dividends                  19,937            12,246
Redeemed                                            (43,982)          (86,729)
--------------------------------------------------------------------------------
Net increase                                        395,899           749,700
================================================================================

(*) The Henderson Income Advantage Fund commenced operations on September 30, 2003.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
U.S. CORE GROWTH FUND

                                          SIX MONTHS ENDED      PERIOD ENDED
                                          JANUARY 31, 2005      JULY 31, 2004(*)
================================================================================
AMOUNT
CLASS A SHARES:
Sold                                            $ 6,674,190       $ 1,521,180
Issued as reinvestment of dividends                  27,714                --
Redeemed                                           (136,376)           (6,687)
--------------------------------------------------------------------------------
Net increase                                    $ 6,565,528       $ 1,514,493
================================================================================

CLASS B SHARES:
Sold                                            $   874,502       $ 1,561,197
Issued as reinvestment of dividends                   4,515                --
Redeemed                                            (36,467)          (22,449)
--------------------------------------------------------------------------------
Net increase                                    $   842,550       $ 1,538,748
================================================================================

CLASS C SHARES:
Sold                                            $ 1,507,299       $   370,414
Issued as reinvestment of dividends                   2,827                --
Redeemed                                            (30,224)               --
--------------------------------------------------------------------------------
Net increase                                    $ 1,479,902       $   370,414
================================================================================

SHARES
CLASS A SHARES:
Sold                                                662,310           152,090
Issued as reinvestment of dividends                   2,704                --
Redeemed                                            (13,247)             (691)
--------------------------------------------------------------------------------
Net increase                                        651,767           151,399
================================================================================

CLASS B SHARES:
Sold                                                 87,390           155,611
Issued as reinvestment of dividends                     441                --
Redeemed                                             (3,773)           (2,313)
--------------------------------------------------------------------------------
Net increase                                         84,058           153,298
================================================================================

CLASS C SHARES:
Sold                                                151,379            36,805
Issued as reinvestment of dividends                     277                --
Redeemed                                             (2,941)               --
--------------------------------------------------------------------------------
Net increase                                        148,715            36,805
================================================================================

(*)  The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.

                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           ------------------------------------------     ------------------------------------------
                                                                    NET                   DIVIDENDS   DISTRIBUTIONS
                               NET ASSET          NET      REALIZED AND         TOTAL          FROM        FROM NET
                                  VALUE,   INVESTMENT   UNREALIZED GAIN          FROM           NET        REALIZED
                               BEGINNING       INCOME         (LOSS) ON    INVESTMENT    INVESTMENT         CAPITAL           TOTAL
                               OF PERIOD        (LOSS)      INVESTMENTS    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS FUND
CLASS A
Period Ended 1/31/05              $20.88     (0.11)(b)             5.71          5.60          0.00           (2.38)          (2.38)
Year Ended 7/31/2004               15.47     (0.01)(b)             6.30          6.29         (0.06)          (0.82)          (0.88)
Year Ended 7/31/2003               11.61      0.16 (b)             3.76          3.92         (0.06)           0.00           (0.06)
Period Ended 7/31/2002 (a)         10.00      0.11 (b)             1.50          1.61          0.00            0.00            0.00
CLASS B
Period Ended 1/31/05              $20.57     (0.19)(b)             5.61          5.42          0.00           (2.38)          (2.38)
Year Ended 7/31/2004               15.30     (0.21)(b)             6.30          6.09          0.00           (0.82)          (0.82)
Year Ended 7/31/2003               11.54      0.02 (b)             3.76          3.78         (0.02)           0.00           (0.02)
Period Ended 7/31/2002 (a)         10.00      0.09 (b)             1.45          1.54          0.00            0.00            0.00
CLASS C
Period Ended 1/31/05              $20.57     (0.19)(b)             5.61          5.42          0.00           (2.38)          (2.38)
Year Ended 7/31/2004               15.30     (0.20)(b)             6.29          6.09          0.00           (0.82)          (0.82)
Year Ended 7/31/2003               11.53      0.03 (b)             3.76          3.79         (0.02)           0.00           (0.02)
Period Ended 7/31/2002 (a)         10.00      0.09 (b)             1.44          1.53          0.00            0.00            0.00

GLOBAL TECHNOLOGY FUND
CLASS A
Period Ended 1/31/05              $10.54     (0.04)(b)             1.47          1.43          0.00           (0.63)          (0.63)
Year Ended 7/31/2004                9.56     (0.20)(b)             1.18          0.98          0.00            0.00            0.00
Year Ended 7/31/2003                7.36     (0.13)(b)             2.41          2.28         (0.08)           0.00           (0.08)
Period Ended 7/31/2002 (a)         10.00     (0.16)(b)            (2.48)        (2.64)         0.00            0.00            0.00
CLASS B
Period Ended 1/31/05              $10.36     (0.08)(b)             1.45          1.37          0.00           (0.63)          (0.63)
Year Ended 7/31/2004                9.48     (0.27)(b)             1.15          0.88          0.00            0.00            0.00
Year Ended 7/31/2003                7.31     (0.18)(b)             2.43          2.25         (0.08)           0.00           (0.08)
Period Ended 7/31/2002 (a)         10.00     (0.21)(b)            (2.48)        (2.69)         0.00            0.00            0.00
CLASS C
Period Ended 1/31/05              $10.34     (0.08)(b)             1.44          1.36          0.00           (0.63)          (0.63)
Year Ended 7/31/2004                9.45     (0.27)(b)             1.16          0.89          0.00            0.00            0.00
Year Ended 7/31/2003                7.31     (0.18)(b)             2.40          2.22         (0.08)           0.00           (0.08)
Period Ended 7/31/2002 (a)         10.00     (0.20)(b)            (2.49)        (2.69)         0.00            0.00            0.00
                               NET ASSET                   NET ASSETS,
                                  VALUE,                       END OF
                                  END OF          TOTAL        PERIOD
                              THE PERIOD      RETURN (c)         (000)
-----------------------------------------------------------------------
EUROPEAN FOCUS FUND
CLASS A
Period Ended 1/31/05              $24.10          28.06%     $123,622
Year Ended 7/31/2004               20.88          41.89        79,459
Year Ended 7/31/2003               15.47          33.93        20,647
Period Ended 7/31/2002 (a)         11.61          16.10         2,169
CLASS B
Period Ended 1/31/05              $23.61          27.59%      $22,757
Year Ended 7/31/2004               20.57          40.92        15,246
Year Ended 7/31/2003               15.30          32.83         9,420
Period Ended 7/31/2002 (a)         11.54          15.40         2,831
CLASS C
Period Ended 1/31/05              $23.61          27.59%      $57,629
Year Ended 7/31/2004               20.57          40.92        38,684
Year Ended 7/31/2003               15.30          32.94        22,285
Period Ended 7/31/2002 (a)         11.53          15.30         5,550

GLOBAL TECHNOLOGY FUND
CLASS A
Period Ended 1/31/05              $11.34          13.49%       $1,860
Year Ended 7/31/2004               10.54          10.25         1,371
Year Ended 7/31/2003                9.56          31.38           409
Period Ended 7/31/2002 (a)          7.36         (26.40)          164
CLASS B
Period Ended 1/31/05              $11.10          13.14%         $985
Year Ended 7/31/2004               10.36           9.28           794
Year Ended 7/31/2003                9.48          31.10           816
Period Ended 7/31/2002 (a)          7.31         (26.90)          412
CLASS C
Period Ended 1/31/05              $11.07          13.07%       $1,175
Year Ended 7/31/2004               10.34           9.42           957
Year Ended 7/31/2003                9.45          30.69           456
Period Ended 7/31/2002 (a)          7.31         (26.90)          289
                                              RATIOS TO AVERAGE NET ASSETS:
                               ----------------------------------------------------------
                                                                                 RATIO OF
                                                                       OPERATING EXPENSES
                                    RATIO OF              RATIO OF         TO AVERAGE NET
                                   OPERATING        NET INVESTMENT         ASSETS WITHOUT
                                 EXPENSES TO          INCOME/(LOSS)        WAIVERS AND/OR     PORTFOLIO
                                     AVERAGE            TO AVERAGE               EXPENSES      TURNOVER
                               NET ASSETS (d)        NET ASSETS (d)         REIMBURSED (d)         RATE
--------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS FUND
CLASS A
Period Ended 1/31/05                    2.00%                (0.98)%                 2.00%           25%
Year Ended 7/31/2004                    2.00                 (0.04)                  2.15            88
Year Ended 7/31/2003                    2.00                  1.20                   4.60            76
Period Ended 7/31/2002 (a)              2.00                  0.95                  22.40            67
CLASS B
Period Ended 1/31/05                    2.75%                (1.72)%                 2.75%           25%
Year Ended 7/31/2004                    2.75                 (1.06)                  2.90            88
Year Ended 7/31/2003                    2.75                  0.16                   5.35            76
Period Ended 7/31/2002 (a)              2.75                  0.79                  23.15            67
CLASS C
Period Ended 1/31/05                    2.75%                (1.73)%                 2.75%           25%
Year Ended 7/31/2004                    2.75                 (1.02)                  2.90            88
Year Ended 7/31/2003                    2.75                  0.24                   5.35            76
Period Ended 7/31/2002 (a)              2.75                  0.77                  23.15            67

GLOBAL TECHNOLOGY FUND
CLASS A
Period Ended 1/31/05                    2.00%                (0.74)%                 7.11%           71%
Year Ended 7/31/2004                    2.00                 (1.75)                  7.01           234
Year Ended 7/31/2003                    2.00                 (1.74)                 22.78           238
Period Ended 7/31/2002 (a)              2.00                 (1.84)                 80.48           134
CLASS B
Period Ended 1/31/05                    2.75%                (1.51)%                 7.86%           71%
Year Ended 7/31/2004                    2.75                 (2.45)                  7.76           234
Year Ended 7/31/2003                    2.75                 (2.48)                 23.53           238
Period Ended 7/31/2002 (a)              2.75                 (2.56)                 81.23           134
CLASS C
Period Ended 1/31/05                    2.75%                (1.55)%                 7.86%           71%
Year Ended 7/31/2004                    2.75                 (2.47)                  7.76           234
Year Ended 7/31/2003                    2.75                 (2.50)                 23.53           238
Period Ended 7/31/2002 (a)              2.75                 (2.59)                 81.23           134

(a) The Henderson European Focus and Global Technology Funds commenced operations on August 31, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.

                       See notes to financial statements.

                                  38-39 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           ------------------------------------------     ------------------------------------------
                                                                    NET                   DIVIDENDS   DISTRIBUTIONS
                               NET ASSET          NET      REALIZED AND         TOTAL          FROM        FROM NET
                                  VALUE,   INVESTMENT   UNREALIZED GAIN          FROM           NET        REALIZED
                               BEGINNING       INCOME         (LOSS) ON    INVESTMENT    INVESTMENT         CAPITAL           TOTAL
                               OF PERIOD        (LOSS)      INVESTMENTS    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
CLASS A
Period Ended 1/31/05              $14.94     (0.09)(b)             2.57          2.48          0.00           (0.25)          (0.25)
Year Ended 7/31/2004               11.99     (0.10)(b)             3.22          3.12          0.00           (0.17)          (0.17)
Year Ended 7/31/2003               10.51      0.00 (b),(*)         1.55          1.55         (0.07)           0.00           (0.07)
Period Ended 7/31/2002 (a)         10.00     (0.05)(b)             0.56          0.51          0.00            0.00            0.00

CLASS B
Period Ended 1/31/05              $14.70     (0.14)(b)             2.51          2.37          0.00           (0.25)          (0.25)
Year Ended 7/31/2004               11.88     (0.22)(b)             3.21          2.99          0.00           (0.17)          (0.17)
Year Ended 7/31/2003               10.44     (0.12)(b)             1.59          1.47         (0.03)           0.00           (0.03)
Period Ended 7/31/2002 (a)         10.00     (0.09)(b)             0.53          0.44          0.00            0.00            0.00

CLASS C
Period Ended 1/31/05              $14.68     (0.14)(b)             2.52          2.38          0.00           (0.25)          (0.25)
Year Ended 7/31/2004               11.88     (0.22)(b)             3.19          2.97          0.00           (0.17)          (0.17)
Year Ended 7/31/2003               10.44     (0.12)(b)             1.59          1.47         (0.03)           0.00           (0.03)
Period Ended 7/31/2002 (a)         10.00     (0.07)(b)             0.51          0.44          0.00            0.00            0.00

INCOME ADVANTAGE FUND
CLASS A
Period Ended 1/31/05              $10.73      0.32 (b)             0.52          0.84         (0.38)          (0.04)          (0.42)
Period Ended 7/31/2004 (a)         10.00      0.40 (e)             0.87          1.27         (0.54)           0.00           (0.54)

CLASS B
Period Ended 1/31/05              $10.72      0.28 (b)             0.51          0.79         (0.34)          (0.04)          (0.38)
Period Ended 7/31/2004 (a)         10.00      0.33 (e)             0.87          1.20         (0.48)           0.00           (0.48)

CLASS C
Period Ended 1/31/05              $10.73      0.28 (b)             0.52          0.80         (0.34)          (0.04)          (0.38)
Period Ended 7/31/2004 (a)         10.00      0.31 (e)             0.90          1.21         (0.48)           0.00           (0.48)
                                     NET ASSET                   NET ASSETS,
                                        VALUE,                       END OF
                                        END OF          TOTAL        PERIOD
                                    THE PERIOD      RETURN (c)         (000)
----------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
CLASS A
Period Ended 1/31/05                    $17.17          16.69%     $193,618
Year Ended 7/31/2004                     14.94          26.15       104,255
Year Ended 7/31/2003                     11.99          14.84         8,371
Period Ended 7/31/2002 (a)               10.51           5.10           773

CLASS B
Period Ended 1/31/05                    $16.82          16.21%      $27,175
Year Ended 7/31/2004                     14.70          25.29        16,559
Year Ended 7/31/2003                     11.88          14.10         3,888
Period Ended 7/31/2002 (a)               10.44           4.40         1,494

CLASS C
Period Ended 1/31/05                    $16.81          16.30%     $104,096
Year Ended 7/31/2004                     14.68          25.12        63,396
Year Ended 7/31/2003                     11.88          14.12         7,560
Period Ended 7/31/2002 (a)               10.44           4.40         3,307

INCOME ADVANTAGE FUND
CLASS A
Period Ended 1/31/05                    $11.15           7.87%      $14,094
Period Ended 7/31/2004 (a)               10.73          12.81         7,628

CLASS B
Period Ended 1/31/05                    $11.13           7.38%       $4,495
Period Ended 7/31/2004 (a)               10.72          12.08         3,344

CLASS C
Period Ended 1/31/05                    $11.15           7.47%      $12,773
Period Ended 7/31/2004 (a)               10.73          12.18         8,047
                                                   RATIOS TO AVERAGE NET ASSETS:
                                    ----------------------------------------------------------
                                                                                      RATIO OF
                                                                            OPERATING EXPENSES
                                         RATIO OF              RATIO OF         TO AVERAGE NET
                                        OPERATING        NET INVESTMENT         ASSETS WITHOUT
                                      EXPENSES TO          INCOME/(LOSS)        WAIVERS AND/OR     PORTFOLIO
                                          AVERAGE            TO AVERAGE               EXPENSES      TURNOVER
                                    NET ASSETS (d)        NET ASSETS (d)         REIMBURSED (d)         RATE
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
CLASS A
Period Ended 1/31/05                         2.00%                (1.07)%                 2.00%           58%
Year Ended 7/31/2004                         2.00                 (0.68)                  2.21           132
Year Ended 7/31/2003                         2.00                  0.01                   7.21           190
Period Ended 7/31/2002 (a)                   2.00                 (0.49)                 32.69            80

CLASS B
Period Ended 1/31/05                         2.75%                (1.81)%                 2.75%           58%
Year Ended 7/31/2004                         2.75                 (1.52)                  2.96           132
Year Ended 7/31/2003                         2.75                 (1.13)                  7.96           190
Period Ended 7/31/2002 (a)                   2.75                 (0.84)                 33.44            80

CLASS C
Period Ended 1/31/05                         2.75%                (1.81)%                 2.75%           58%
Year Ended 7/31/2004                         2.75                 (1.46)                  2.96           132
Year Ended 7/31/2003                         2.75                 (1.14)                  7.96           190
Period Ended 7/31/2002 (a)                   2.75                 (0.67)                 33.44            80

INCOME ADVANTAGE FUND
CLASS A
Period Ended 1/31/05                         1.30%                 5.81%                  2.19%           93%
Period Ended 7/31/2004 (a)                   1.30                  5.89                   3.49           327

CLASS B
Period Ended 1/31/05                         2.05%                 5.07%                  2.94%           93%
Period Ended 7/31/2004 (a)                   2.05                  5.29                   4.24           327

CLASS C
Period Ended 1/31/05                         2.05%                 5.05%                  2.94%           93%
Period Ended 7/31/2004 (a)                   2.05                  5.26                   4.24           327

(a) The Henderson International Opportunities Fund commenced operations on August 31, 2001. The Henderson Income Advantage Fund commenced operations on September 30, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.
(e)  Per share data was calculated using July 31, 2004 shares outstanding.
(*)  Amount represents less than $0.01.


                       See notes to financial statements.

                                  40-41 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           ------------------------------------------     ------------------------------------------
                                                                    NET                   DIVIDENDS   DISTRIBUTIONS
                               NET ASSET          NET      REALIZED AND         TOTAL          FROM        FROM NET
                                  VALUE,   INVESTMENT   UNREALIZED GAIN          FROM           NET        REALIZED
                               BEGINNING       INCOME         (LOSS) ON    INVESTMENT    INVESTMENT         CAPITAL           TOTAL
                               OF PERIOD        (LOSS)      INVESTMENTS    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
U.S. CORE GROWTH FUND
CLASS A
Period Ended 1/31/05              $ 9.69     (0.04)(b)             0.77          0.73         (0.05)           0.00           (0.05)
Period Ended 7/31/2004 (a)         10.00     (0.04)(b)            (0.27)        (0.31)         0.00            0.00            0.00

CLASS B
Period Ended 1/31/05              $ 9.67     (0.08)(b)             0.77          0.69         (0.02)           0.00           (0.02)
Period Ended 7/31/2004 (a)         10.00     (0.05)(b)            (0.28)        (0.33)         0.00            0.00            0.00

CLASS C
Period Ended 1/31/05              $ 9.67     (0.08)(b)             0.77          0.69         (0.02)           0.00           (0.02)
Period Ended 7/31/2004 (a)         10.00     (0.05)(b)            (0.28)        (0.33)         0.00            0.00            0.00
                                NET ASSET                   NET ASSETS,
                                   VALUE,                       END OF
                                   END OF          TOTAL        PERIOD
                               THE PERIOD      RETURN (c)         (000)
-----------------------------------------------------------------------
U.S. CORE GROWTH FUND
CLASS A
Period Ended 1/31/05               $10.37           7.53%       $8,332
Period Ended 7/31/2004 (a)           9.69          (3.10)        1,467

CLASS B
Period Ended 1/31/05               $10.34           7.17%       $2,454
Period Ended 7/31/2004 (a)           9.67          (3.30)        1,483

CLASS C
Period Ended 1/31/05               $10.34           7.17%       $1,918
Period Ended 7/31/2004 (a)           9.67          (3.30)          356
                                                RATIOS TO AVERAGE NET ASSETS:
                                 ----------------------------------------------------------
                                                                                   RATIO OF
                                                                         OPERATING EXPENSES
                                      RATIO OF              RATIO OF         TO AVERAGE NET
                                     OPERATING        NET INVESTMENT         ASSETS WITHOUT
                                   EXPENSES TO          INCOME/(LOSS)        WAIVERS AND/OR     PORTFOLIO
                                       AVERAGE            TO AVERAGE               EXPENSES      TURNOVER
                                 NET ASSETS (d)        NET ASSETS (d)         REIMBURSED (d)         RATE
----------------------------------------------------------------------------------------------------------
U.S. CORE GROWTH FUND
CLASS A
Period Ended 1/31/05                      2.00%                (0.86)%                 4.58%           22%
Period Ended 7/31/2004 (a)                2.00                 (1.41)                 22.58            11

CLASS B
Period Ended 1/31/05                      2.75%                (1.58)%                 5.33%           22%
Period Ended 7/31/2004 (a)                2.75                 (2.21)                 23.32            11

CLASS C
Period Ended 1/31/05                      2.75%                (1.63)%                 5.33%           22%
Period Ended 7/31/2004 (a)                2.75                 (2.21)                 23.32            11

(a)  The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.

                       See notes to financial statements.

                                  42-43 spread

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among five series. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Income Advantage Fund ("Income Advantage") and Henderson U.S. Core Growth Fund ("U.S. Core Growth") (collectively, the "Funds") are each a separate series of the Trust. Each Fund except U.S. Core Growth is non-diversified. The Funds each offer three classes of shares. Class A shares generally provide for a front-end sales charge and Class B and C shares provide for a contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized stock exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices. Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If market quotations are not readily available, or if the investment adviser determines that the value of a security does not represent a fair value, then the security shall be valued at a fair value as determined in good faith using procedures approved by the Trustees of the Funds. In addition, because substantial changes in values in the U.S. markets subsequent to the close of the foreign market may affect the values of securities traded in the foreign market, foreign securities may be fair valued if such movements in the U.S. market exceed a specified threshold. As a result, it is possible that fair value prices will be used by European Focus, Global Technology and International Opportunities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the Funds' understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at fiscal period end resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. FORWARD FOREIGN CURRENCY CONTRACTS The Funds (except U.S. Core Growth) may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into an offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Funds did not invest in forward foreign currency contracts for the six months ended January 31, 2005.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

WHEN-ISSUED SECURITIES

New issues of certain debt securities are often offered on a "when-issued" basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Income Advantage and U.S. Core Growth have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At January 31, 2005, the Funds had no capital loss carryforwards for tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of HHG plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average net assets (or average managed assets with respect to Income Advantage):

European Focus                                       1.00%
Global Technology                                    1.20%
International Opportunities                          1.10%
Income Advantage                                     0.85%1
U.S. Core Growth            First $150 million       1.10%
                            Next $350 million        0.90%
                            Over $500 million        0.85%

1 The fee for Income Advantage is based upon the Fund's average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average managed assets, the Adviser's fee will be higher if the Fund is leveraged.

Pursuant to separate Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average net assets for European Focus, Global Technology, International Opportunities and U.S. Core Growth and to 1.05% of average net assets for Income Advantage. HGINA may recover from each Fund reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. These agreements are effective through July 31, 2007 for European Focus, Global Technology, International Opportunities and Income Advantage and April 30, 2007 for U.S. Core Growth. During the six months ended January 31, 2005, the expense ratio for European Focus and International Opportunities was below the expense limitation and the Funds reimbursed HGINA. The amounts reimbursed are reflected in the Statement of Operations. The remaining amount of potentially recoverable expenses for each Fund at January 31, 2005 was:

European Focus                                $1,192,315
Global Technology                                880,840
International Opportunities                    1,082,741
Income Advantage                                 359,703
U.S. Core Growth                                 199,916

Henderson Investment Management Limited ("HIML") is the sub-adviser for European Focus, Global Technology and International Opportunities pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average net assets as set forth below:

European Focus                                     0.90%
Global Technology                                  1.10%
International Opportunities                        1.00%

Gardner Lewis Asset Management L.P. ("Gardner Lewis") is the sub-adviser for U.S. Core Growth pursuant to a Sub-Advisory Agreement. Gardner Lewis provides investment management services to U.S. Core Growth (including portfolio management and trade execution). Gardner Lewis receives a fee for its services, paid by HGINA from its management fee, based on the Fund's average net assets as set forth below:

U.S. Core Growth           First $50 million       0.85%
                           Next $100 million       0.65%
                           Over $150 million       0.50%

Trustees who are not interested persons of the Trust or HGINA receive compensation from the Funds. This compensation is reflected as Trustees' fees in the Statement of Operations. Effective January 1, 2005, the Funds began reimbursing HGINA for compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. Certain officers of the Trust are also officers of HGINA.

At January 31, 2005, HGINA owned 21,338 Global Technology Class A shares.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At January 31, 2005, HII owned the following number of shares in the following Funds:

                                U.S. CORE         INCOME
                                   GROWTH      ADVANTAGE
--------------------------------------------------------
Class A                            20,096         56,418
Class B                             2,506             --
Class C                             2,506             --


NOTE 4. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the six months ended January 31, 2005, were as follows:

                                  PURCHASES          SALES
----------------------------------------------------------
European Focus                 $ 63,642,523   $ 38,718,423
Global Technology                 2,771,897      2,381,990
International Opportunities     214,885,040    129,868,946
Income Advantage                 30,113,686     21,321,940
U.S. Core Growth                 10,488,039      1,704,514
==========================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency at January 31, 2005, and the gross unrealized appreciation and depreciation, were as follows:

                                   EUROPEAN         GLOBAL
                                      FOCUS     TECHNOLOGY
----------------------------------------------------------
Cost                           $153,332,846     $3,348,189
----------------------------------------------------------
Gross unrealized
appreciation                     52,393,009        580,035
----------------------------------------------------------
Gross unrealized
depreciation                        878,991         83,761
----------------------------------------------------------
Net unrealized
appreciation                     51,514,018        496,274
==========================================================

                              INTERNATIONAL         INCOME
                              OPPORTUNITIES      ADVANTAGE
----------------------------------------------------------
Cost                           $285,020,010    $30,245,904
----------------------------------------------------------
Gross unrealized
appreciation                     40,921,933        840,298
----------------------------------------------------------
Gross unrealized
depreciation                      1,876,219         88,899
----------------------------------------------------------
Net unrealized
appreciation                     39,045,714        751,399
==========================================================

                                                 U.S. CORE
                                                    GROWTH
----------------------------------------------------------
Cost                                           $12,183,703
----------------------------------------------------------
Gross unrealized appreciation                      743,152
----------------------------------------------------------
Gross unrealized depreciation                      285,621
----------------------------------------------------------
Net unrealized appreciation                        457,531
==========================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of January 31, 2005.

NOTE 6. SIGNIFICANT CONCENTRATIONS

European Focus, Global Technology and International Opportunities invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. In addition, European Focus invests in one geographic region and the vulnerability of European Focus to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund.

Income Advantage invests primarily in high yield securities that are below investment grade quality. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 7. BORROWING ARRANGEMENTS

The Trust has a $10 million credit facility, which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the six months ended January 31, 2005.

NOTE 8. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statements of Changes - Capital Stock Activity.

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2004 on Form N-PX, which must be filed each year by August 31. Form N-PX and a description of the Funds' proxy voting policies and procedures are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A complete schedule of the Funds' portfolio of investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the October 31, 2004 Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the portfolio of investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly portfolio of investments will be made available without charge, upon request, by calling 866.443.6337.

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended January 31, 2005.

Actual Expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expenses attributable to your investment during this period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reinvestment by the investment advisor. The annualized expense ratio used in the example is 2.00% for Class A shares and 2.75% for Class B and C shares for European Focus, Global Technology, International Opportunities and U.S. Core Growth and 1.30% for Class A shares and 2.05% for Class B and C shares for Income Advantage. Please note that the expenses do no reflect shareowner transaction cost such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance Summary of this report on pages 3, 5, 7, 9 and 11. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                     AUGUST 1,   JANUARY 31,         DURING
ACTUAL                    2004          2005    THE PERIOD*
-----------------------------------------------------------
European Focus
Class A              $1,000.00     $1,280.60         $11.50
Class B               1,000.00      1,275.90          15.78
Class C               1,000.00      1,275.90          15.78
-----------------------------------------------------------
Global Technology
Class A               1,000.00      1,134.90          10.76
Class B               1,000.00      1,131.40          14.77
Class C               1,000.00      1,130.70          14.77
-----------------------------------------------------------
International Opportunities
Class A               1,000.00      1,166.90          10.92
Class B               1,000.00      1,162.10          14.99
Class C               1,000.00      1,163.00          14.99
-----------------------------------------------------------
Income Advantage
Class A               1,000.00      1,078.70           6.81
Class B               1,000.00      1,073.80          10.72
Class C               1,000.00      1,074.70          10.72
-----------------------------------------------------------
U.S. Core Growth
Class A               1,000.00      1,075.30          10.46
Class B               1,000.00      1,071.70          14.36
Class C               1,000.00      1,071.70          14.36
===========================================================

TABLE 2

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT       EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN            AUGUST 1,   JANUARY 31,         DURING
BEFORE EXPENSES)          2004          2005    THE PERIOD*
-----------------------------------------------------------
European Focus
Class A              $1,000.00     $1,014.92         $10.16
Class B               1,000.00      1,011.14          13.94
Class C               1,000.00      1,011.14          13.94
-----------------------------------------------------------
Global Technology
Class A               1,000.00      1,014.92          10.16
Class B               1,000.00      1,011.14          13.94
Class C               1,000.00      1,011.14          13.94
-----------------------------------------------------------
International Opportunities
Class A               1,000.00      1,014.92          10.16
Class B               1,000.00      1,011.14          13.94
Class C               1,000.00      1,011.14          13.94
-----------------------------------------------------------
Income Advantage
Class A               1,000.00      1,018.45           6.61
Class B               1,000.00      1,014.67          10.41
Class C               1,000.00      1,014.67          10.41
-----------------------------------------------------------
U.S. Core Growth
Class A               1,000.00      1,014.92          10.16
Class B               1,000.00      1,011.14          13.94
Class C               1,000.00      1,011.14          13.94
===========================================================

* Expenses are equal to the Funds' Class A, Class B and Class C shares annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)

                         POSITION(S)     TERM OF                                                 OTHER
   NAME, ADDRESS         WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                   DIRECTORSHIPS
   AND AGE1              THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                  HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   Roland C. Baker, 66   Trustee         Since 2001      President and Chief Executive           Director, Ceres Group, Inc. (life
                                                         Officer, First  Penn-Pacific Life       and health insurance holding
                                                         Insurance Company (retired 2001);       company); Director, The Haverford
                                                         Consultant to financial services        Trust (banking; money
                                                         industry thereafter.                    management); Director, North
                                                                                                 American Company for Life and
                                                                                                 Health Insurance (a provider of
                                                                                                 life insurance, health insurance
                                                                                                 and annuities); Director, Golden
                                                                                                 State Mutual Life Insurance Co.
                                                                                                 (provider of life insurance and
                                                                                                 annuities to African Americans).

   C . Gary Gerst, 65    Chairman        Since 2001      Retired                                 Chairman and Trustee, Harris
                         and Trustee                                                             Insight Funds Trust
                                                                                                 (22 portfolios); Director, Florida
                                                                                                 Office Property Company, Inc. (real
                                                                                                 estate investment fund); President,
                                                                                                 KCI Inc. (private S-corporation
                                                                                                 investing in non-public
                                                                                                 investments).
   Faris F. Chesley, 66  Trustee         Since 2002      Chairman, Chesley, Taft & Associates,   Trustee, Harris Insight Funds Trust
                                                         LLC, since 2001; Vice Chairman,         (22 portfolios).
                                                         ABN-AMRO, Inc. (a financial services
                                                         company), 1998-2001.
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Charles H.            Trustee         Since 2001      Managing Director, Henderson            None
   Wurtzebach4, 55                                       Global Investors (North America)
                                                         Inc. ("HGINA") since 1999.
   Sean M.               Trustee and     Since 2001      Director, North American Retail         None
   Dranfield4, 38        President                       Distribution, HGINA, since 1999;
                                                         Executive Director, North
                                                         American Business Development,
                                                         Henderson Investment Management
                                                         Limited, since 1999.

   Alanna N. Palmer, 29  Vice President  Since 2002      Associate Director, HGINA, Head of      N/A
                                                         Marketing and Product Management,
                                                         Henderson Global Funds, since 2003
                                                         and Product Manager since 2001;
                                                         Portfolio Assistant, UBS Brinson,
                                                         1998 - 2001; Assistant Secretary,
                                                         The Brinson Funds, 2000-2001;
                                                         Associate Director, UBS Brinson,
   2000-2001.

   Scott E. Volk, 33     Vice President  Since 2002      Director, Retail Finance and            N/A
                                                         Operations, HGINA, since 2002 and
                                                         Finance Manager 2001-2002; Vice
                                                         President, Financial Services,
                                                         BISYS Fund Services, 1999-2001.

   Karen Buiter, 39      Treasurer       Since 2004      Operations Manager, HGINA, since        N/A
                                                         2004; Assistant Controller, Code
                                                         Hennessey & Simmons, 2002-2004;
                                                         Controller, Wanger Asset
                                                         Management, 1999-2000.

                                       51


HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)
                         POSITION(S)     TERM OF                                                 OTHER
   NAME, ADDRESS         WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                   DIRECTORSHIPS
   AND AGE1              THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                  HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Brian C. Booker, 38   Secretary       Since 2001      Senior Legal Counsel and Corporate      N/A
                                                         Secretary, HGINA, since 2001 and
                                                         Manager, Legal and Compliance,
                                                         since 2000-2001; Attorney, Vedder,
                                                         Price, Kaufman & Kammholz,
                                                         1998-2000.

   Christopher K.        Assistant       Since 2004      Legal Counsel, HGINA, since 2004;       N/A
   Yarbrough, 30         Secretary                       Attorney, Bell, Boyd & Lloyd LLC,
                                                         2000-2004.

   Drew A. Ahrens, 42    Chief           Since 2004      Chief Compliance Officer,               N/A
                         Compliance                      Compliance and Business Risk,
                         Officer                         HGINA, since 2003; Vice President,
                                                         Compliance, PPM America, Inc.,
                                                         2000-2003; Director of Investment
                                                         Advisory Compliance, Cova
                                                         Investment Advisory Corporation,
                                                         1996-2000.

1 Each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611. Age is as of January 31, 2005.

2    Currently, all Trustees oversee all five series of the Trust.

3 A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4 These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Brian C. Booker, Secretary
Christopher K. Yarbrough, Assistant Secretary
Drew A. Ahrens, Chief Compliance Officer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
            www.hendersonglobalinvestors.com

The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus. Please read the prospectus carefully before investing.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (March 2005)

ITEM 2.  CODE OF ETHICS.

Not required.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)   Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 23, 2005

By:      /s/ Karen Buiter

         Karen Buiter

         Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 23, 2005